                                                                   Exhibit 10.14

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                            MASTER LEASE AGREEMENT

                           Dated as of June 22, 2001

                                    between


                  ATLANTIC FINANCIAL GROUP, LTD., as Lessor,


                                      and

                              HUGHES SUPPLY, INC.
                                      AND
            CERTAIN SUBSIDIARIES OF HUGHES SUPPLY, INC., as Lessees

                  ___________________________________________


                                                               [SYNTHETIC LEASE]

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                                    TABLE OF CONTENTS
                                    (Lease Agreement)
                                                                                           Page
ARTICLE I.           DEFINITIONS.........................................................     1

ARTICLE II.          LEASE OF LEASED PROPERTY............................................     1
    2.1              Acceptance and Lease of Property....................................     1
    2.2              Acceptance Procedure................................................     2

ARTICLE III.         RENT................................................................     2
    3.1              Basic Rent..........................................................     2
    3.2              Supplemental Rent...................................................     3
    3.3              Method of Payment...................................................     3
    3.4              Late Payment........................................................     3
    3.5              Net Lease; No Setoff, Etc...........................................     3
    3.6              Certain Taxes.......................................................     4
    3.7              Utility Charges.....................................................     5

ARTICLE IV.          WAIVERS.............................................................     5

ARTICLE V.           LIENS; EASEMENTS; PARTIAL CONVEYANCES...............................     6

ARTICLE VI.          MAINTENANCE AND REPAIR;ALTERATIONS, MODIFICATIONS AND ADDITIONS.....     8
    6.1              Maintenance and Repair; Compliance With Law.........................     8
    6.2              Alterations.........................................................     8
    6.3              Title to Alterations................................................     9

ARTICLE VII.         USE.................................................................     9

ARTICLE VIII.        INSURANCE...........................................................     9

ARTICLE IX.          ASSIGNMENT AND SUBLEASING...........................................    11

ARTICLE X.           LOSS, DESTRUCTION, CONDEMNATION OR DAMAGE...........................    11
    10.1             Event of Loss.......................................................    11
    10.2             Event of Taking.....................................................    12
    10.3             Casualty............................................................    13
    10.4             Condemnation........................................................    13
    10.5             Verification of Restoration and Rebuilding..........................    13
    10.6             Application of Payments.............................................    14

    10.7             Prosecution of Awards.......................................................  14
    10.8             Application of Certain Payments Not Relating to an Event of Taking..........  15
    10.9             Other Dispositions..........................................................  15
    10.10            No Rent Abatement...........................................................  15

ARTICLE XI.          INTEREST CONVEYED TO LESSEES................................................  16

ARTICLE XII.         EVENTS OF DEFAULT...........................................................  16

ARTICLE XIII.        ENFORCEMENT.................................................................  20
    13.1             Remedies....................................................................  20
    13.2             Remedies Cumulative; No Waiver; Consents....................................  22
    13.3             Purchase Upon an Event of Default...........................................  22
    Section 13.4     Limitation on Liability.....................................................  22

ARTICLE XIV.         SALE, RETURN OR PURCHASE OF LEASED PROPERTY; RENEWAL........................  23
    14.1             Lessee's Option to Purchase.................................................  23
    14.2             Conveyance to Lessee........................................................  23
    14.3             [Reserved]..................................................................  24
    14.4             Determination of Purchase Price.............................................  24
    14.5             Purchase Procedure..........................................................  24
    14.6             Option to Remarket..........................................................  25
    14.7             Rejection of Sale...........................................................  27
    14.8             Return of Leased Property...................................................  28
    14.9             Renewal.....................................................................  28

ARTICLE XV.          LESSEE'S EQUIPMENT..........................................................  29

ARTICLE XVI.         RIGHT TO PERFORM FOR LESSEE.................................................  29

ARTICLE XVII.        MISCELLANEOUS...............................................................  30
    17.1             Reports.....................................................................  30
    17.2             Binding Effect; Successors and Assigns; Survival............................  30
    17.3             Quiet Enjoyment.............................................................  30
    17.4             Notices.....................................................................  30
    17.5             Severability................................................................  31
    17.6             Amendment; Complete Agreements..............................................  32
    17.7             Construction................................................................  32
    17.8             Headings....................................................................  32
    17.9             Counterparts................................................................  32
    17.10            GOVERNING LAW...............................................................  32
    17.11            Discharge of Lessee's Obligations by its Subsidiaries or Affiliates.........  32

    17.12            Liability of Lessor Limited...........................................  33
    17.13            Estoppel Certificates.................................................  33
    17.14            No Joint Venture......................................................  33
    17.15            No Accord and Satisfaction............................................  33
    17.16            No Merger.............................................................  34
    17.17            Survival..............................................................  34
    17.18            Chattel Paper.........................................................  34
    17.19            Time of Essence.......................................................  34
    17.20            Recordation of Lease..................................................  34
    17.21            Investment of Security Funds..........................................  34
    17.22            Ground Leases.........................................................  35
    17.23            Land and Building.....................................................  35
    17.24            Joint and Several.....................................................  35
    17.25            IDB Documentation.....................................................  35

APPENDICES AND EXHIBITS
-----------------------

APPENDIX A     Defined Terms

EXHIBIT A      Lease Supplement

                                     (iv)

     THIS MASTER LEASE AGREEMENT (as from time to time amended or supplemented, this "Lease"), dated as of June 22, 2001, is among ATLANTIC FINANCIAL GROUP,
      -----
LTD., a Texas limited partnership (together with its successors and assigns hereunder, the "Lessor"), as Lessor, and HUGHES SUPPLY, INC., a Florida
                ------
corporation ("Hughes"), and certain Subsidiaries of Hughes hereafter parties
              ------
hereto (individually, with its successors and permitted assigns hereunder, each a "Lessee" and collectively, the "Lessees"), as Lessees.
   ------                         -------

                             PRELIMINARY STATEMENT

     A. Lessor will purchase, or acquire a leasehold interest in, from one or more third parties designated by the Construction Agent, on a Closing Date, certain parcels of real property to be specified by the Construction Agent, together with any improvements thereon.

     B. Lessor desires to lease to each Lessee, and each Lessee desires to lease from Lessor, certain of such properties as described on the Lease Supplement(s) to which such Lessee is a party.

     C. If applicable, the Construction Agent will, on behalf of Lessor, cause to be constructed, certain improvements on such parcels of real property which as constructed will be the property of Lessor and will become part of such property subject to the terms of this Lease.

     In consideration of the mutual agreements herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, Lessor and Lessees hereby agree as follows:

                                  ARTICLE I.
                                  DEFINITIONS
                                  -----------

     Terms used herein and not otherwise defined shall have the meanings assigned thereto in Appendix A hereto for all purposes hereof.
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                                  ARTICLE II.
                           LEASE OF LEASED PROPERTY
                           ------------------------

     Section II.1  Acceptance and Lease of Property.  On each Closing Date for
                   --------------------------------
Land, Lessor, subject to the satisfaction or waiver of the conditions set forth in Section 3 of the Master Agreement, hereby agrees to accept delivery on such Closing Date of such Land pursuant to the terms of the Master Agreement, together with any Building or Buildings and other improvements thereon, and simultaneously to lease to the related Lessee hereunder for the Lease Term, Lessor's interest in such Land and in such Building or Buildings and other improvements, together with any Building which thereafter may be constructed thereon pursuant to the Construction Agency Agreement, and such related Lessee hereby agrees, expressly for the direct benefit of Lessor, commencing on such Closing Date for the Lease Term, to lease from Lessor Lessor's interest in such Land to be delivered on such Closing Date, together with, in the case of Land, Lessor's interest in the Building or Buildings and other improvements thereon and/or which thereafter may be constructed thereon pursuant to the Construction Agency Agreement. This Lease shall be in full force and effect with respect to each Leased Property on the Closing Date therefor; provided, however, that, notwithstanding anything herein
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to the contrary, with respect to any Leased Property subject to the Construction Agency Agreement, the Lessee shall make payments hereunder with respect to such Leased Property (other than any payments due under Section 14.1 hereof or under
                                                   ------------
Section 3.3, 3.4 or Article V of the Construction Agency Agreement) during the Construction Term therefor from the proceeds of Fundings pursuant to, and subject to the terms and conditions of, the Master Agreement.

     Section II.2  Acceptance Procedure.  Lessor hereby authorizes one or more
                   --------------------
employees of the related Lessee, to be designated by such Lessee, as the authorized representative or representatives of Lessor to accept delivery on behalf of Lessor of that Leased Property identified on the applicable Funding Request. Each Lessee hereby agrees that such acceptance of delivery by such authorized representative or representatives and the execution and delivery by such Lessee on each Closing Date for property to be leased hereunder of a Lease Supplement in substantially the form of Exhibit A hereto (appropriately
                                        ---------
completed) shall, without further act, constitute the irrevocable acceptance by such Lessee of that Leased Property which is the subject thereof for all purposes of this Lease and the other Operative Documents on the terms set forth therein and herein, and that such Leased Property, together with, in the case of Land, any and all Buildings and other improvements thereon and/or to be constructed thereon pursuant to the Construction Agency Agreement, shall be deemed to be included in the leasehold estate of this Lease and shall be subject to the terms and conditions of this Lease as of such Closing Date. The demise and lease of each parcel of Land and each Building pursuant to this Section 2.2
                                                                    -----------
shall include any additional right, title or interest in each such parcel of Land and each such Building which may at any time be acquired by Lessor, the intent being that all right, title and interest of Lessor in and to each such parcel of Land and each such Building shall at all times be demised and leased to the related Lessee hereunder.

                                 ARTICLE III.
                                     RENT
                                     ----

     Section III.1  Basic Rent.  Beginning with and including the first Payment
                    ----------
Date occurring after the Initial Closing Date, each Lessee shall pay to the Agent the Basic Rent for the Leased Properties subject to a Lease Supplement to which such Lessee is a party, in installments, payable in arrears on each Payment Date during the Lease Term, provided that during the Construction Term
                                    --------
for a Leased Property, Basic Rent with respect to such Leased Property shall be capitalized pursuant to Section 2.3(c) of the Master Agreement.

     Section III.2  Supplemental Rent.  Each Lessee shall pay to the Agent, or
                    -----------------
to whomever shall be entitled thereto as expressly provided herein or in any other Operative Document, any and all Supplemental Rent on the date the same shall become due and payable and in the event of any failure on the part of such Lessee to pay any Supplemental Rent, the Agent shall have all rights, powers and remedies provided for herein or by law or in equity or otherwise in the case of nonpayment of Basic Rent. All Supplemental Rent to be paid pursuant to this
Section 3.2 shall be payable in the type of funds and in the manner set forth in
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Section 3.3.
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     Section III.3  Method of Payment.  Basic Rent shall be paid to the Agent,
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and Supplemental Rent (including amounts due under Article XIV hereof) shall be
                                                   -----------
paid to the Agent (or to such Person as may be entitled thereto) or, in each case, to such Person as the Agent (or such other Person) shall specify in writing to the related Lessee, and at such place as the Agent (or such other Person) shall specify in writing to the related Lessee. Each payment of Rent (including payments under Article XIV hereof) shall be made by the Lessees prior
                          -----------
to 12:00 p.m. (noon) Atlanta, Georgia time at the place of payment in funds consisting of lawful currency of the United States of America which shall be immediately available on the scheduled date when such payment shall be due, unless such scheduled date shall not be a Business Day, in which case such payment shall be made on the next succeeding Business Day. The Agent agrees, at a Lessee's request, to arrange for automated clearing house debits from such Lessee's accounts for payments due hereunder.

     Section III.4  Late Payment.  If any Basic Rent shall not be paid on the
                    ------------
date when due, the related Lessee shall pay to the Agent, as Supplemental Rent, interest (to the maximum extent permitted by law) on such overdue amount from and including the due date thereof to but excluding the Business Day of payment thereof at the Overdue Rate.

     Section III.5  Net Lease; No Setoff, Etc.  This Lease is a net lease and
                    -------------------------
notwithstanding any other provision of this Lease, each Lessee shall pay all Basic Rent and Supplemental Rent, and all costs, charges, assessments and other expenses foreseen or unforeseen, for which such Lessee is or shall become liable by reason of such Lessee's estate, right, title or interest in the Leased Properties, or that are connected with or arise out of the acquisition (except the initial costs of purchase by Lessor of its interest in any Leased Property, which costs, subject to the terms of the Master Agreement, shall be funded by the Funding Parties pursuant to the Master Agreement), construction (except costs to be funded under the Construction Agency Agreement), installation, possession, use, occupancy, maintenance, ownership, leasing, repairs and rebuilding of, or addition to, the Leased Properties or any portion thereof, and any other amounts payable hereunder and under the other Operative Documents without counterclaim, setoff, deduction or defense and without abatement, suspension, deferment, diminution or reduction, and each Lessee's obligation to pay all such amounts throughout the Lease Term, including the Construction Term, is absolute and unconditional. The obligations and liabilities of each Lessee hereunder shall in no way be released, discharged or otherwise affected for any reason, including without limitation: (a) any defect in the condition, merchantability, design, quality or fitness for use of any Leased Property or any part thereof, or the failure of any Leased Property to comply with all Applicable Law, including any inability to occupy or use any Leased Property by reason of such non-compliance; (b) any damage to, removal, abandonment, salvage, loss, contamination of or Release from, scrapping or destruction of or any requisition or taking of any Leased Property or any part thereof; (c) any restriction, prevention or curtailment of or interference with any use of any Leased Property or any part thereof including eviction; (d) any defect in title to or rights to any Leased Property or any Lien on such title or rights or on any Leased Property; (e) any change, waiver, extension, indulgence or other action or omission or breach in respect of any obligation or liability of or by Lessor, the Agent or any Lender; (f) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceedings relating to any Lessee, Lessor, any Lender, the Agent or any other Person, or any action taken with respect to this Lease by any trustee or receiver of any Lessee, Lessor, any Lender, the Agent, any Ground Lessor or any other Person, or by any court, in any such proceeding; (g) any claim that any Lessee has or might have against any Person, including without limitation, Lessor, any vendor, manufacturer, contractor of or for any Leased Property or any part thereof, the Agent, any Ground Lessor, any Governmental Authority, or any Lender; (h) any failure on the part of Lessor to perform or comply with any of the terms of this Lease, any other Operative Document, any applicable IDB Documentation or of any other agreement; (i) any invalidity or unenforceability or illegality or disaffirmance of this Lease against or by any Lessee or any provision hereof or any of the other Operative Documents or any provision of any thereof whether or not related to the Transaction; (j) the impossibility or illegality of performance by any Lessee, Lessor or both; (k) any action by any court, administrative agency or other Governmental Authority; (l) any restriction, prevention or curtailment of or interference with the Construction or any use of any Leased Property or any part thereof; or (m) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not any Lessee shall have notice or knowledge of any of the foregoing. Except as specifically set forth in Articles XIV or X of this Lease, this Lease shall
                             ------------    -
be noncancellable by each Lessee in any circumstance whatsoever and each Lessee, to the extent permitted by Applicable Law, waives all rights now or hereafter conferred by statute or otherwise to quit, terminate or surrender this Lease, or to any diminution, abatement or reduction of Rent payable by such Lessee hereunder, provided that each Lessee shall retain the right to pursue a cause of
           --------
action against Lessor for damages for a breach by Lessor of its obligations under the Operative Documents. Each payment of Rent made by a Lessee hereunder shall be final and such Lessee shall not seek or have any right to recover all or any part of such payment from Lessor, the Agent, any Lender or any party to any agreements related thereto for any reason whatsoever. Each Lessee assumes the sole responsibility for the condition, use, operation, maintenance, and management of the Leased Properties leased by it and Lessor shall have no responsibility in respect thereof and shall have no liability for damage to the property of either any Lessee or any subtenant of any Lessee on any account or for any reason whatsoever, other than solely by reason of Lessor's willful misconduct or gross negligence (other than gross negligence or willful misconduct imputed to Lessor as a result of any action or inaction on the part of a Lessee).

     Section III.6  Certain Taxes.  Without limiting the generality of Section
                    -------------                                      -------
3.5, each Lessee agrees to pay when due all real estate taxes, personal property
---
taxes, gross sales taxes, including any sales or lease tax imposed upon the rental payments hereunder or under a sublease, occupational license taxes, water charges, sewer charges, assessments of any nature and all other governmental impositions and charges of every kind and nature whatsoever (the "tax(es)"),
                                                                  -------
when the same shall be due and payable without penalty or interest; provided,
                                                                    --------
however, that this Section shall not apply to any of the taxes covered by the
-------
exclusion described in Section 7.4(b) of the Master Agreement. It is the intention of the parties hereto that, insofar as the same may lawfully be done, Lessor shall be, except as specifically provided for herein, free from all expenses in any way related to the Leased Properties and the use and occupancy thereof. Any tax relating to a fiscal period of any taxing authority falling partially within and partially outside the Lease Term, shall be apportioned and adjusted between Lessor and the related Lessee. Each Lessee covenants to furnish Lessor and the Agent, upon the Agent's written request, within forty-five (45) days after the last date when any tax must be paid by such Lessee as provided in this Section 3.6, copies of official receipts of the appropriate
                 -----------
taxing, authority or other proof satisfactory to Lessor, evidencing the payment thereof.

     So long as no Event of Default has occurred and is continuing, the related Lessee may defer payment of a tax so long as the validity or the amount thereof is contested by such Lessee with diligence and in good faith; provided, however,
                                                              --------  -------
that such Lessee shall pay the tax in sufficient time to prevent delivery of a tax deed. Such contest shall be at the related Lessee's sole cost and expense. Each Lessee covenants to indemnify and save harmless Lessor, the Agent and each Lender from any actual and reasonable costs or expenses incurred by Lessor, the Agent or any Lender as a result of such contest, which indemnification shall survive the termination of this Lease; provided that neither the Agent nor any
                                       --------
Lender shall be entitled to claim any indemnity against any Lessee pursuant to this sentence with respect to any Construction Land Interest during the Construction Term therefor.

     Section III.7  Utility Charges.  Each Lessee agrees to pay or cause to be
                    ---------------
paid as and when the same are due and payable all charges for gas, water, sewer, electricity, lights, heat, power, telephone or other communication service and all other utility services used, rendered or supplied to, upon or in connection with the Leased Properties leased by it.

                                  ARTICLE IV.
                                    WAIVERS
                                    -------

     During the Lease Term, Lessor's interest in the Leased Properties, including the Equipment, the Building(s) (whether or not completed) and the Land, is demised and let by Lessor "AS IS" subject to (a) the rights of any parties in possession thereof, (b) the state of the title thereto existing at the time Lessor acquired its interest in the Leased Properties, (c) any state of facts which an accurate survey or physical inspection might show (including the survey delivered on the related Closing Date), (d) all Applicable Law, and (e) any violations of Applicable Law which may exist upon or subsequent to the commencement of the Lease Term. EACH LESSEE ACKNOWLEDGES THAT, ALTHOUGH LESSOR WILL OWN AND HOLD TITLE TO THE LEASED PROPERTIES, LESSOR IS NOT A MANUFACTURER OF, OR DEALER IN ANY LEASED PROPERTY, AND IS NOT RESPONSIBLE FOR THE DESIGN, DEVELOPMENT, BUDGETING AND CONSTRUCTION OF THE BUILDING(S) OR ANY ALTERATIONS. NEITHER LESSOR, THE AGENT NOR ANY LENDER HAS MADE OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, OR SHALL BE DEEMED TO HAVE ANY LIABILITY WHATSOEVER AS TO THE VALUE, MERCHANTABILITY, TITLE, HABITABILITY, CONDITION, DESIGN, OPERATION, OR FITNESS FOR USE OF THE LEASED PROPERTIES (OR ANY PART THEREOF), OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE LEASED PROPERTIES (OR ANY PART THEREOF), ALL SUCH WARRANTIES BEING HEREBY DISCLAIMED, AND NEITHER LESSOR, THE AGENT NOR ANY LENDER SHALL BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT THEREIN OR THE FAILURE OF ANY LEASED PROPERTY, OR ANY PART THEREOF, TO COMPLY WITH ANY APPLICABLE LAW, except that Lessor hereby represents and warrants that each Leased Property is and shall be free of Lessor Liens. As between Lessor and the Lessees, each related Lessee has been afforded full opportunity to inspect each Leased Property, is satisfied with the results of its inspections of such Leased Property and is entering into this Lease solely on the basis of the results of its own inspections and all risks incident to the matters discussed in the two preceding sentences, as between Lessor, the Agent or the Lenders on the one hand, and the Lessees, on the other, are to be borne by the Lessees, except for the foregoing representation and warranty of Lessor relative to the absence of Lessor Liens. The provisions of this Article IV have
                                                                ----------
been negotiated, and, except to the extent otherwise expressly stated, the foregoing provisions are intended to be a complete exclusion and negation of any representations or warranties by Lessor, the Agent or the Lenders, express or implied, with respect to the Leased Properties, that may arise pursuant to any law now or hereafter in effect, or otherwise.

                                  ARTICLE V.
                     LIENS; EASEMENTS; PARTIAL CONVEYANCES
                     -------------------------------------

     Each Lessee shall, within thirty (30) days following knowledge thereof, discharge or bond over any Lien on or with respect to any Leased Property, the title thereto, or any interest therein, including any Liens which arise out of the possession, use, occupancy, construction, repair or rebuilding of any Leased Property or by reason of labor or materials furnished or claimed to have been furnished to a Lessee, or any of its contractors or agents or Alterations constructed by a Lessee, except, in all cases, Permitted Liens or Lessor Liens.

     Notwithstanding the foregoing paragraph, at the request of a Lessee, Lessor shall, from time to time during the Lease Term and upon reasonable advance written notice from such Lessee, and within fifteen (15) days of receipt of the materials specified in the next succeeding sentence, consent to and join in any
(i) grant of easements, licenses, rights of way and other rights in the nature of easements, including, without limitation, utility easements to facilitate Lessees' use, development and construction of the Leased Properties, (ii) release or termination of easements, licenses, rights of way or other rights in the nature of easements which are for the benefit of the Land or the Building(s) or any portion thereof, (iii) dedication or transfer of portions of the Land, not improved with a Building, for road, highway or other public purposes, (iv) execution of agreements for ingress and egress and amendments to any covenants and restrictions affecting the Land or the Building(s) or any portion thereof and (v) request to any Governmental Authority for platting or subdivision or replatting or resubdivision approval with respect to the Land or any portion thereof or any parcel of land of which the Land or any portion thereof forms a part or a request for rezoning or any variance from zoning or other governmental requirements. Lessor's obligations pursuant to the preceding sentence shall be subject to the requirements that:

          (a) any such action shall be at the sole cost and expense of the requesting Lessee and such Lessee shall pay all actual and reasonable out-of-pocket costs of Lessor, the Agent and any Lender in connection therewith (including, without limitation, the reasonable fees of attorneys, architects, engineers, planners, appraisers and other professionals reasonably retained by Lessor, the Agent or any Lender in connection with any such action),

          (b) the requesting Lessee shall have delivered to Lessor and Agent a certificate of a Responsible Officer of such Lessee stating that

               (i) such action will not cause any Leased Property, the Land or any Building or any portion thereof to fail to comply in any material respect with the provisions of this Lease or any other Operative Documents or any applicable IDB Documentation, or in any material respect with Applicable Law; and

               (ii) such action will not materially reduce the Fair Market Sales Value, utility or useful life of any Leased Property, the Land or any Building nor Lessor's interest therein; and

          (c) in the case of any release or conveyance, if Lessor, the Agent or any Lender so reasonably requests, the requesting Lessee will cause to be issued and delivered to Lessor and the Agent by the Title Insurance Company an endorsement to the Title Policy which shall revise the insured legal description to delete the released property, and shall indicate that the Title Policy is in full force and effect at the original policy amount.

     In addition to the foregoing, the related Lessee may arrange for a sale of a portion of the Leased Property located at the southeast corner of N.W. 108th Avenue and N.W. 91st Terrace, Miami, Florida and Lessor shall execute such documents and instruments as may be requested by such Lessee to effect such sale, provided that all of the following conditions are met: (i) after giving
      --------
effect to such sale, the Leased Property complies with all Applicable Laws (including all zoning laws and regulations) and all applicable insurance requirements, (ii) after giving effect to such sale, such Leased Property has available all services of public facilities and other utilities, together with all means of egress and ingress, to and from such Leased Property, necessary for the use and operation of such Leased Property for its intended purpose, (iii) the net proceeds of such sale shall be at least equal to the diminution in the Fair Market Sales Value of such Leased Property resulting from such sale, and shall be applied to reduce the Funded Amounts (on a pro rata basis, among the Funding Parties) related thereto, (iv) such sale shall be on an "as is, where is" basis, without representation or recourse on the part of Lessor, (v) the related Lessee shall pay, or shall promptly reimburse the Agent and the Funding Parties for, all out of pocket costs and expenses, including legal fees and disbursements, incurred by any of them in connection with such sale, and (vi) the related Lessee shall deliver a certificate of a Responsible Officer to the effect that the foregoing conditions have been satisfied and such other certificates and documents as the Agent or any Funding Party shall reasonably request.

                                  ARTICLE VI.
                            MAINTENANCE AND REPAIR;
                   ALTERATIONS, MODIFICATIONS AND ADDITIONS
                   ----------------------------------------

     Section VI.1  Maintenance and Repair; Compliance With Law.  Each Lessee,
                   -------------------------------------------
at its own expense, shall at all times (a) maintain each Leased Property leased by it in good repair and condition (subject to ordinary wear and tear), in accordance with prudent industry standards and, in any event, in no less a manner as other similar property owned or leased by such Lessee or its Affiliates, (b) make all Alterations in accordance with, and maintain (whether or not such maintenance requires structural modifications or Alterations) and operate and otherwise keep each Leased Property in compliance in all material respects with, all Applicable Laws and insurance requirements, and (c) make all repairs, replacements and renewals of each Leased Property or any part thereof which may be required to keep such Leased Property in the condition required by the preceding clauses (a) and (b). Each Lessee shall perform the foregoing
              -----------     ---
maintenance obligations regardless of whether any Leased Property is occupied or unoccupied. Each Lessee waives any right that it may now have or hereafter acquire to (i) require Lessor, the Agent or any Lender to maintain, repair, replace, alter, remove or rebuild all or any part of any Leased Property or (ii) make repairs at the expense of Lessor, the Agent or any Lender pursuant to any Applicable Law or other agreements or otherwise. NEITHER LESSOR, THE AGENT NOR ANY LENDER SHALL BE PERSONALLY LIABLE TO ANY LESSEE OR TO ANY CONTRACTORS, SUBCONTRACTORS, LABORERS, MATERIALMEN, SUPPLIERS OR VENDORS FOR SERVICES PERFORMED OR MATERIAL PROVIDED ON OR IN CONNECTION WITH ANY LEASED PROPERTY OR ANY PART THEREOF. Neither Lessor, the Agent nor any Lender shall be required to maintain, alter, repair, rebuild or replace any Leased Property in any way.

     Section VI.2  Alterations.  Each Lessee may, without the consent of Lessor,
                   -----------
at such Lessee's own cost and expense, make Alterations which do not diminish the value, utility or useful life of any Leased Property.

     Section VI.3  Title to Alterations.  Title to all Alterations shall without
                   --------------------
further act vest in Lessor (subject to each Lessee's right to remove trade fixtures, personal property and equipment which do not constitute Alterations and which were not acquired with funds advanced by Lessor or any Lender) and shall be deemed to constitute a part of the Leased Properties and be subject to this Lease.

                                 ARTICLE VII.
                                      USE
                                      ---

     Each Lessee may use each Leased Property leased by it or any part thereof for any lawful purpose, and in a manner consistent with the standards applicable to properties of a similar nature in the geographic area in which such Leased Property is located, provided that such use does not materially adversely affect
                     --------
the Fair Market Sales Value, utility, remaining useful life or residual value of such Leased Property, and does not materially violate or conflict with, or constitute or result in a material default under, any Applicable Law or any insurance policy required hereunder. In the event that any use of any of the Leased Property changes the character or original intended use of such Leased Property and the Lessees do not purchase the Leased Properties at the end of the Lease Term, the related Lessee, upon request of Lessor, shall restore such Leased Property to its general character and intended use on the Closing Date or Completion Date therefor, ordinary wear and tear excepted. No Lessee shall commit or permit any waste of any Leased Property or any material part thereof.


                                 ARTICLE VIII.
                                   INSURANCE
                                   ---------

          The provisions of this Article VIII shall apply to Leased Properties
                                 ------------
that are not then subject to the Construction Agency Agreement. For any Leased Property subject to the Construction Agency Agreement, the Lessee shall maintain insurance in accordance with Section 2.9 of the Construction Agency Agreement.

          (a) At any time during which any part of any Building or any Alteration is under construction and as to any part of any Building or any Alteration under construction, the related Lessee shall maintain, or cause to be maintained, at its sole cost and expense, as a part of its blanket policies or otherwise, "all risks" non-reporting completed value form of builder's risk insurance.

          (b) During the Lease Term, each Lessee shall maintain, at its sole cost and expense, as a part of its blanket policies or otherwise, insurance against loss or damage to any Building or any item of equipment included in the Leased Property by fire and other risks, on terms and in amounts no less favorable than insurance covering other similar properties or equipment owned or leased by a Lessee, but in no event less than the replacement cost of such Building or item of equipment included in the Leased Property, as the case may be, from time to time.

          (c) During the Lease Term, each Lessee shall maintain, at its sole cost and expense, commercial general liability insurance with respect to such Lessee's use, operation and occupancy of the Leased Properties. Such insurance shall be on terms and in amounts that are no less favorable than insurance maintained by a Lessee or its Affiliates with respect to similar properties or equipment that it owns or leases, but in no event less than $1,000,000 general liability, plus $5,000,000 liability umbrella coverage, per occurrence. Such insurance policies shall also provide that each Lessee's insurance shall be considered primary insurance. Nothing in this Article VIII shall prohibit Lessor, the Agent or any Lender from
                ------------
carrying at its own expense other insurance on or with respect to the Leased Properties, provided that any insurance carried by Lessor, the Agent or any
            --------
Lender shall not prevent any Lessee from carrying the insurance required hereby.

          (d) Each policy of insurance maintained by a Lessee pursuant to clauses (a) and (b) of this Article VIII shall provide that all insurance
-----------     ---         ------------
proceeds in respect of any loss or occurrence shall be adjusted by, and all insurance proceeds shall be paid to, such Lessee, except if, and for so long as an Event of Default exists, all losses shall be adjusted solely by, and all insurance proceeds shall be paid solely to, the Agent (or Lessor if the Loans have been fully paid) for application pursuant to this Lease.

          (e) On the Closing Date for each parcel of Land and on each anniversary of the related policy date each Lessee shall furnish Lessor with certificates showing the insurance required under this Article VIII to be in
                                                       ------------
effect and naming Lessor, the Agent and the Lenders as additional insureds.
Such certificates shall include a provision for thirty (30) days' advance written notice by the insurer to Lessor and the Agent in the event of cancellation or expiration or nonpayment of premium with respect to such insurance, and shall include a customary breach of warranty clause. Each Lessee shall provide evidence to Lessor and the Agent that each insurance policy required by this Article VIII has been renewed or replaced prior to the
                 ------------
scheduled expiration date therefor.

          (f) Each policy of insurance maintained by a Lessee pursuant to this

Article VIII shall provide that in respect of the interests of Lessor, the Agent
------------
and the Lenders, such policies shall not be invalidated by any fraud, action, inaction or misrepresentation of any Lessee or any other Person. Each of each Lessee, Lessor, the Agent and the Lenders agree to waive their rights of subrogation against the others to the extent of the losses paid under insurance policies.

          (g) All insurance policies carried in accordance with this Article
                                                                     -------
VIII shall be maintained with insurers rated at least A- by A.M. Best & Company,
----
and in all cases the insurer shall be qualified to insure risks in the State where each Leased Property is located.

                                  ARTICLE IX.
                           ASSIGNMENT AND SUBLEASING
                           -------------------------

     No Lessee may assign any of its right, title or interest in, to or under this Lease, except (i) to a wholly owned Subsidiary of Hughes, provided that
                                                               --------
Hughes reaffirms its obligations under the Guaranty Agreement after giving effect thereto and (ii) as set forth in the following sentence. Each Lessee may sublease all or any portion of any Leased Property, provided that (a) all
                                                    --------
obligations of such Lessee shall continue in full effect as obligations of a principal and not of a guarantor or surety, as though no sublease had been made;
(b) such sublease shall be expressly subject and subordinate to this Lease, the Loan Agreement and the other Operative Documents; and (c) each such sublease shall terminate on or before the Lease Termination Date. Each Lessee shall give the Agent and Lessor prompt written notice of any such sublease.

     Except pursuant to an Operative Document, this Lease shall not be mortgaged or pledged by any Lessee, nor shall any Lessee mortgage or pledge any interest in any Leased Property or any portion thereof. Any such mortgage or pledge shall be void.


                                  ARTICLE X.
                   LOSS, DESTRUCTION, CONDEMNATION OR DAMAGE
                   -----------------------------------------

     Section X.1  Event of Loss. Any event (i) which would otherwise
                  -------------
constitute a Casualty during the Base Term, and (ii) which, in the good-faith judgment of the related Lessee, (A) requires repairs to the related Leased Property that would cost in excess of 50% of the original cost of such Leased Property or (B) renders repair and restoration of the related Leased Property impossible or impractical, and with respect to which such Lessee has determined not to repair and restore such Leased Property (it being understood that the
                                                -- ----- ----------
Lessee shall have the option to either purchase the affected Leased Property or repair and restore the affected Leased Property) shall constitute an "Event of
                                                                      --------
Loss".  Within sixty (60) days after the occurrence of such event, the related
----
Lessee shall deliver to Lessor an Officer's Certificate notifying Lessor of such event and of such judgment and decision not to repair and restore. In the case of any other event which constitutes a Casualty, the related Lessee shall restore such Leased Property pursuant to Section 10.3. If an Event of Loss
                                         ------------
other than an Event of Taking shall occur, the related Lessee shall purchase the affected Leased Property pursuant to Section 14.1 on the earlier of (i) the
                                     ------------
Lease Termination Date and (ii) the next Payment Date occurring not less than sixty (60) days after the delivery of the Officer's Certificate pursuant to the second preceding sentence; provided that if such an Event of Loss shall occur
                           --------
during the Construction Term for such Leased Property, the related Lessee may, at such Lessee's option, pay to the Lessor the Construction Failure Payment instead of paying the Leased Property Balance as the purchase price for such Leased Property (in which case the Lessor shall retain the Lessor's interest in such Leased Property, subject to the provisions of Section 5.7 of the
                                                   -----------
Construction Agency Agreement with respect to remarketing). Upon Lessor's receipt of such Leased Property Balance on such date, Lessor shall cause Lessor's interest in such Leased Property to be conveyed to the related Lessee in accordance with and subject to the provisions of Section 14.5 hereof; upon
                                                    ------------
completion of such purchase (or payment of the Construction Failure Payment, as the case may be), but not prior thereto, this Lease with respect to such Leased Property and all obligations hereunder with respect to such Leased Property shall terminate, except with respect to obligations and liabilities hereunder, actual or contingent, that have arisen or relate to events occurring on or prior to such date of purchase, or which are expressly stated herein to survive termination of this Lease.

     Upon the consummation of the purchase of any Leased Property pursuant to this Section 10.1, any proceeds derived from insurance required to be maintained
     ------------
by the related Lessee pursuant to this Lease for any Leased Property remaining after payment of such purchase price shall be paid over to, or retained by, such Lessee or as it may direct, and Lessor shall assign to such Lessee, without warranty, all of Lessor's rights to and interest in such insurance required to be maintained by such Lessee pursuant to this Lease.

     Section X.2  Event of Taking. Any event (i) which constitutes a
                  ---------------
Condemnation of all of, or substantially all of, a Leased Property, or (ii) (A) which would otherwise constitute a Condemnation, and (B) which, in the good-faith judgment of the related Lessee, (A) requires repairs to the related Leased Property that would cost in excess of 50% of the original cost of such Leased Property or (B) renders restoration and rebuilding of the related Leased Property impossible or impractical, and with respect to which such Lessee has determined not to repair and restore such Leased Property (it being understood that the Lessee shall have
                                  -- ----- ----------
the option to either purchase the affected Leased Property or repair and restore the affected Leased Property) shall constitute an "Event of Taking". Within
                                                   ---------------
sixty (60) days after the occurrence of such event, the related Lessee shall deliver to Lessor an Officer's Certificate notifying Lessor of such event and of such judgment and decision not to repair and restore. In the case of any other event which constitutes a Condemnation, the related Lessee shall restore and rebuild such Leased Property pursuant to Section 10.4. If an Event of Taking
                                         ------------
shall occur, the related Lessee shall purchase the affected Leased Property pursuant to Section 14.1 on the earlier of (A) the Lease Termination Date and
            ------------
(B) the next Payment Date occurring not less than sixty (60) days after the occurrence of such Event of Taking, in the case of an Event of Taking described in clause (i) above, or (2) on the earlier of (A) the Lease Termination Date and
   ----------
(B) the next Payment Date occurring not less than 60 days after the delivery of the Officer's Certificate pursuant to the second preceding sentence, in the case of an Event of Taking described in clause (ii) above, an amount equal to the
                                   -----------
related Leased Property Balance; provided that, if such an Event of Taking shall
                                 --------
occur during the Construction Term for such Leased Property, the related Lessee may, at such Lessee's option, pay to the Lessor the Construction Failure Payment instead of paying the Leased Property Balance as the purchase price for such Leased Property (in which case the Lessor shall retain the Lessor's interest in such Leased Property, subject to the provisions of Section 5.7 of the Construction Agency Agreement with respect to remarketing). Upon Lessor's receipt of such Leased Property Balance on such date, Lessor shall cause Lessor's interest in such Leased Property, and in all condemnation proceeds related thereto, to be conveyed to the related Lessee in accordance with and subject to the provisions of Section 14.5 hereof (provided that such conveyance
                             -------------
shall be subject to all rights of the condemning authority); upon completion of such purchase (or payment of the Construction Failure Payment, as the case may be), but not prior thereto, this Lease with respect to such Leased Property and all obligations hereunder with respect to such Leased Property shall terminate, except with respect to obligations and liabilities hereunder, actual or contingent, that have arisen or relate to events occurring on or prior to such date of purchase, or which are expressly stated herein to survive termination of this Lease.

     Upon the consummation of the purchase of such Leased Property pursuant to this Section 10.2, all Awards received by Lessor, after deducting any reasonable
     ------------
out-of-pocket costs incurred by Lessor in collecting such Awards, received or payable on account of an Event of Taking with respect to such Leased Property during the related Lease Term shall be promptly paid to the related Lessee, and all rights of Lessor in Awards not then received shall be assigned to Lessee by Lessor.

     Section X.3  Casualty.  If a Casualty shall occur after the Construction
                  --------
Period for the affected Leased Property which is not an Event of Loss, the related Lessee shall rebuild and restore the affected Leased Property, will complete the same prior to the Lease Termination Date, and will cause the condition set forth in Section 3.5 (c) of the Master Agreement to be fulfilled with respect to such restoration and rebuilding prior to the Lease Termination Date, regardless of whether insurance proceeds received as a result of such Casualty are sufficient for such purpose.

     Section X.4  Condemnation.  If a Condemnation shall occur after the
                  ------------
Construction Period for the affected Leased Property which is not an Event of Taking, the related Lessee shall rebuild and restore the affected Leased Property, will complete the same prior to the Lease Termination Date, and will cause the condition set forth in Section 3.5 (c) of the Master Agreement to be fulfilled with respect to such restoration and rebuilding prior to the Lease Termination Date.

     Section X.5  Verification of Restoration and Rebuilding.  In the event of
                  ------------------------------------------
Casualty or Condemnation that involves, or is reasonably expected to involve, repair or rebuilding costs in excess of $1,000,000, to verify the related Lessee's compliance with the foregoing Section 10.3 or 10.4, as appropriate,
                                       ------------    ----
Lessor, the Agent, the Lenders and their respective authorized representatives may, upon five (5) Business Days' notice to such Lessee, make a reasonable number of inspections of the affected Leased Property with respect to (i) the extent of the Casualty or Condemnation and (ii) the restoration and rebuilding of the related Building and the Land. All actual and reasonable out-of-pocket costs of such inspections incurred by Lessor, the Agent or any Lender will be paid by the related Lessee promptly after written request. No such inspection shall unreasonably interfere with the related Lessee's operations or the operations of any other occupant of such Leased Property. None of the inspecting parties shall have any duty to make any such inspection or inquiry and none of the inspecting parties shall incur any liability or obligation by reason of making or not making any such inspection or inquiry.

     Section X.6  Application of Payments.  All proceeds (except for payments
                  -----------------------
under insurance policies maintained other than pursuant to Article VIII of this
                                                           ------------
Lease) received at any time by Lessor, any Lessee or the Agent from any Governmental Authority or other Person with respect to any Condemnation or Casualty to any Leased Property or any part thereof or with respect to an Event of Loss or an Event of Taking, plus the amount of any payment that would have
                               ----
been due from an insurer but for a Lessee's self-insurance or deductibles ("Loss
                                                                            ----
Proceeds"), shall (except to the extent Section 10.9 applies) be applied as
--------                                ------------
follows:

          (a) In the event the related Lessee purchases such Leased Property pursuant to Section 10.1 or Section 10.2, such Loss Proceeds shall be
                 ------------    ------------
     applied as set forth in Section 10.1 or Section 10.2, as the case may be;
                             ------------    ------------

          (b) In the event of a Casualty at such time when no Event of Default has occurred and is continuing and the related Lessee is obligated to repair and rebuild such Leased Property pursuant to Section 10.3, such
                                                         ------------
     Lessee may, in good faith and subsequent to the date of such Casualty, certify to Lessor and to the applicable insurer that no Event of Default has occurred and is continuing, in which event the applicable insurer shall pay the Loss Proceeds to such Lessee;

          (c) In the event of a Condemnation at such time when no Event of Default has occurred and is continuing and the related Lessee is obligated to repair and rebuild such Leased Property pursuant to Section 10.4, such
                                                            ------------
     Lessee may, in good faith and subsequent to the date of such Condemnation, certify to Lessor and the Agent that no Event of Default has occurred and is continuing, in which event the applicable Award shall be paid over to such Lessee; and

          (d) As provided in Section 10.8, if such section is applicable.
                             ------------

     During any period of repair or rebuilding pursuant to this Article X, this
                                                                ---------
Lease will remain in full force and effect and Basic Rent shall continue to accrue and be payable without abatement or reduction. Each Lessee shall maintain records setting forth information relating to the receipt and application of payments in accordance with this Section 10.6. Such records shall be kept on
                                 ------------
file by each Lessee at its offices and shall be made available to Lessor, the Lenders and the Agent upon request during such Lessee's normal business hours.

     Section X.7  Prosecution of Awards. (a)  If any Condemnation shall occur,
                  ---------------------
the party receiving the notice of such Condemnation shall give to the other party and the Agent promptly, but in any event within thirty (30) days after the occurrence thereof, written notice of such occurrence and the date thereof, generally describing the nature and extent of such Condemnation. With respect to any Event of Taking or any Condemnation, the related Lessee shall control the negotiations with the relevant Governmental Authority as to any proceeding in respect of which Awards are required, under Section 10.6, to be assigned or
                                            ------------
released to such Lessee, unless an Event of Default shall have occurred and be continuing, in which case (i) the Agent (or Lessor if the Loans have been fully paid) shall control such negotiations; and (ii) such Lessee hereby irrevocably assigns, transfers and sets over to Lessor all rights of such Lessee to any Award on account of any Event of Taking or any Condemnation and, if there will not be separate Awards to Lessor and such Lessee on account of such Event of Taking or Condemnation, irrevocably authorizes and empowers the Agent (or Lessor if the Loans have been fully paid) during the continuance of an Event of Default, with full power of substitution, in the name of such Lessee or otherwise (but without limiting the obligations of such Lessee under this
Article X), to file and prosecute what would otherwise be such Lessee's claim
---------
for any such Award and to collect, receipt for and retain the same. In any event Lessor and the Agent may participate in such negotiations, and no settlement will be made without the prior consent of the Agent (or Lessor if the Loans have been fully paid), not to be unreasonably withheld.

     (b) Notwithstanding the foregoing, each Lessee may prosecute, and Lessor shall have no interest in, any claim with respect to such Lessee's personal property and equipment not financed by or otherwise property of Lessor, business interruption or similar award and such Lessee's relocation expenses.

     Section X.8  Application of Certain Payments Not Relating to an Event of
                  -----------------------------------------------------------
Taking.  In case of a requisition for temporary use of all or a portion of any
------
Leased Property which is not an Event of Taking, this Lease shall remain in full force and effect with respect to such Leased Property, without any abatement or reduction of Basic Rent, and the Awards for such Leased Property shall, unless an Event of Default has occurred and is continuing, be paid to the related Lessee.

     Section X.9  Other Dispositions. Notwithstanding the foregoing provisions
                  ------------------
of this Article X, so long as an Event of Default shall have occurred and be
        ---------
continuing, any amount that would otherwise be payable to or for the account of, or that would otherwise be retained by, Lessee pursuant to this Article X shall
                                                                ---------
be paid to the Agent (or Lessor if the Loans have been fully paid) as security for the obligations of the Lessees under this Lease and, at such time thereafter as no Event of Default shall be continuing, such amount shall be paid promptly to the related Lessee to the extent not previously applied by Lessor or the Agent in accordance with the terms of this Lease or the other Operative Documents.

     Section X.10  No Rent Abatement.  Rent shall not abate hereunder by
                   -----------------
reason of any Casualty, any Event of Loss, any Event of Taking or any Condemnation of any Leased Property, and each Lessee shall continue to perform and fulfill all of such Lessee's obligations, covenants and agreements hereunder notwithstanding such Casualty, Event of Loss, Event of Taking or Condemnation until the Lease Termination Date.

                                  ARTICLE XI.
                         INTEREST CONVEYED TO LESSEES
                         ----------------------------

     Each Lessee and Lessor intend that this Lease be treated, for accounting purposes, as an operating lease. For purposes of tax, commercial and bankruptcy law, each Lessee and Lessor intend that the transaction represented by this Lease be treated as a financing transaction; for such purposes, it is the intention of the parties hereto (i) that this Lease be treated as a mortgage or deed of trust (whichever is applicable in the jurisdictions in which the Leased Properties are located) and security agreement, encumbering the Leased Properties, and that each Lessee, as grantor, hereby grants to Lessor, as mortgagee or beneficiary and secured party, or any successor thereto, a first and paramount Lien on each Leased Property in which such Lessee has an interest,
(ii) that Lessor shall have, as a result of such determination, all of the rights, powers and remedies of a mortgagee, deed of trust beneficiary or secured party available under Applicable Law to take possession of and sell (whether by foreclosure or otherwise) any Leased Property, (iii) that the effective date of such mortgage, security deed or deed of trust shall be the effective date of this Lease, or the related Lease Supplement, if later, (iv) that the recording of this Lease or a Lease Supplement shall be deemed to be the recording of such mortgage, security deed or deed of trust, (v) that the obligations secured by such mortgage, security deed or deed of trust shall include the Funded Amounts and all Basic Rent and Supplemental Rent hereunder and all other obligations of and amounts due from each Lessee hereunder and under the Operative Documents and
(vi) that the related Lessee will be treated as the owner of the Leased Properties leased by such Lessee for tax, commercial and bankruptcy law purposes.


                                 ARTICLE XII.
                               EVENTS OF DEFAULT
                               -----------------

     The following events shall constitute Events of Default (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

     (a)  any Lessee shall fail to make any payment of Basic Rent within three
(3) days after written or verbal notice thereof from Lessor or the Agent to Hughes, provided that no such notice shall be required if notice has been given
        --------
pursuant to this clause (a) twice during the relevant calendar year (in which
                 ----------
case, the failure to make any payment of Basic Rent within three (3) days after such Basic Rent is due shall constitute an Event of Default);

     (b) any Lessee shall fail to make any payment of Rent (other than Basic Rent and other than as set forth in clause (c)) or any other amount payable
                                    ----------
hereunder or under any of the other Operative Documents (other than Basic Rent and other than as set forth in clause (c)), and
                               -----------
such failure shall continue for a period of ten (10) Business Days after written notice thereof from Lessor or the Agent to Hughes;

     (c) any Lessee shall fail to pay the Funded Amount or Lease Balance when due pursuant to Section 14.1 or 14.2, or any Lessee shall fail to pay the
                ------------    ----
Recourse Deficiency Amount when required pursuant to Section 13.4 or Article XIV
                                                     ------------    -----------
or the Construction Agent shall fail to make any payment when due under the Construction Agency Agreement;

     (d)  any Lessee shall fail to maintain insurance as required by Article
                                                                     -------
VIII hereof or Section 2.9 of the Construction Agency Agreement, and such
----
failure shall continue until the earlier of (i) fifteen (15) days after written notice thereof from Lessor and (ii) the day immediately preceding the date on which any applicable insurance coverage would otherwise finally lapse or terminate;

     (e) any Consolidated Company shall fail to make when due (whether at stated maturity, by acceleration, on demand or otherwise, and after giving effect to any applicable grace period) any payment of principal of or interest on any Indebtedness (other than the Obligations) exceeding $5,000,000 in the aggregate;

     (f) any Consolidated Company shall fail to observe or perform within any applicable grace period any covenants or agreements (other than those referenced in paragraph (e) above) contained in any agreements or instruments relating to
   -------------
any of its Indebtedness exceeding $5,000,000 in the aggregate, or any other event shall occur if the effect of such failure or other event is to accelerate, or to permit the holder of such Indebtedness or any other Person to accelerate, the maturity of such Indebtedness (it being understood that if the holder of such Indebtedness waives such failure or accepts a cure of such failure, such waiver or acceptance of cure shall negate the Event of Default arising hereunder solely as a result of such failure); or any such Indebtedness shall be required to be prepaid (other than by a regularly scheduled required prepayment) in whole or in part prior to its stated maturity;

     (g) Hughes or any other Consolidated Company shall commence a voluntary case concerning itself under the Bankruptcy Code or an involuntary case for bankruptcy is commenced against any Consolidated Company and the petition is not controverted within 10 days, or is not dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or any part of the property of any Consolidated Company; or any Consolidated Company commences proceedings of its own bankruptcy or to be granted a suspension of payments or any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction, whether now or hereafter in effect, relating to any Consolidated Company or there is commenced against any Consolidated Company any such proceeding which remains undismissed for a period of 60 days; or any Consolidated Company is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or any Consolidated Company suffers any appointment of any custodian or the like for it or any part of its property which continues undischarged or unstayed for a period of 60 days; or any Consolidated Company makes a general assignment for the benefit of creditors; or any Consolidated Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or any Consolidated Company shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or any Consolidated Company shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate action is taken by any Consolidated Company for the purpose of effecting any of the foregoing;

     (h) a Plan of a Consolidated Company or a Plan subject to Title IV of ERISA of any of its ERISA Affiliates:

          i. shall fail to be funded in accordance with the minimum funding standard required by applicable law, the terms of such Plan, Section 412 of the Tax Code or Section 302 of ERISA for any plan year or a waiver of such standard is sought or granted with respect to such Plan under applicable law, the terms of such Plan or Section 412 of the Tax Code or Section 303 of ERISA; or

          ii. is being, or has been, terminated or the subject of termination proceedings under applicable law or the terms of such Plan; or

          iii. shall require a Consolidated Company to provide security under applicable law, the terms of such Plan, Section 401 or 412 of the Tax Code or Section 306 or 307 of ERISA; or

          iv. results in a liability to a Consolidated Company under applicable law, the terms of such Plan, or Title IV of ERISA;

and there shall result from any such failure, waiver, termination or other event a liability to the PBGC or a Plan that would have a Material Adverse Effect;

     (i) a judgment or order for the payment of money in excess of $5,000,000 or otherwise having a Material Adverse Effect shall be rendered against Hughes or any other Consolidated Company and such judgment or order shall continue unsatisfied (in the case of a money judgment) and in effect for a period of 30 days during which execution shall not be effectively stayed or deferred (whether by action of a court, by agreement or otherwise);

     (j) Hughes shall at any time fail to own and control the percentage of the voting stock of any Subsidiary Guarantor, either directly or indirectly through a wholly-owned Subsidiary of Hughes set forth on Schedule 4.1(a) to the Master Agreement (with respect to Subsidiary Guarantors existing on the Initial Closing
Date) or as otherwise required pursuant to Section 5.12 of the Master Agreement (with respect to all other Subsidiary Guarantors);

     (k) (i) any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act), other than the Hughes Family shall become the "beneficial owner(s)" (as defined in said Rule 13d-3) of more than twenty-five percent (25%) of the shares of the outstanding common stock of Hughes entitled to vote for members of Hughes' board of directors; or

          (ii) any event or condition shall occur or exist which, pursuant to the terms of any change in control provision, requires or permits the holder(s) of Indebtedness of any Consolidated Company to require that such Indebtedness be redeemed, repurchased, defeased, prepaid or repaid, in whole or in part, or the maturity of such Indebtedness to be accelerated in any respect (it being understood that if the holder of such Indebtedness waives such event or condition or accepts a cure of such event or condition, such waiver or acceptance of cure shall negate the Event of Default arising hereunder solely as a result of such event or condition);

     (l) an attachment or similar action shall be made on or taken against any of the assets of any Consolidated Company with an Asset Value exceeding $5,000,000 in the aggregate and is not removed, suspended or enjoined within 60 days of the same being made or any suspension or injunction being lifted;

     (m) if any of the Operative Documents shall be cancelled, terminated, revoked or rescinded or any action at law, suit or in equity or other legal proceeding to cancel, revoke or rescind any of the Operative Documents shall be commenced by or on behalf of any Obligor, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Operative Documents is illegal, invalid or unenforceable in accordance with the terms thereof, and the enforcement of such judgment, order, decree or ruling is not stayed or suspended within 60 days of the entry thereof;

     (n) any representation or warranty by Hughes or any other Lessee in any Operative Document or in any certificate or document delivered to Lessor, the Agent or any Funding Party pursuant to any Operative Document shall have been incorrect in any material respect when made;

     (o) any Lessee or Hughes shall fail in any material respect to timely, perform or observe any covenant or agreement (not included in clause (a) through
                                                              ----------
(n) of this Article XII) to be performed or observed by it hereunder or under
---         -----------
any other Operative Document and such failure shall continue for a period of thirty (30) days (or 10 Business Days in the case of financial covenants) after such Lessee's or Hughes' receipt of written notice thereof from Lessor, the Agent or any Funding Party or such Lessee or Hughes shall have actual knowledge of such failure, except that such thirty (30) day period shall be automatically extended for such additional period of time as is reasonably necessary to cure such default, if such default is capable of being cured but cannot, with reasonable diligence, be cured within such thirty (30) day period, provided that (i) the related Lessee or Hughes is
                             --------
in the process of diligently curing such default and (ii) such period shall not be extended for more than 120 days.

                                 ARTICLE XIII.
                                  ENFORCEMENT
                                  -----------

     Section XIII.1  Remedies.  Upon the occurrence and during the continuance
                     --------
of any Event of Default, Lessor may do one or more of the following as Lessor in its sole discretion shall determine, without limiting any other right or remedy Lessor may have on account of such Event of Default; provided that, with respect
                                                     --------
to any Leased Property subject to the Construction Agency Agreement, the Lessor's remedies with respect thereto shall be limited to those set forth in
Section 5.3 of the Construction Agency Agreement.
-----------

     (a) Lessor may, by notice to Hughes, rescind or terminate this Lease as of the date specified in such notice; however, (A) no reletting, reentry or taking of possession of any Leased Property by Lessor will be construed as an election on Lessor's part to terminate this Lease unless a written notice of such intention is given to Hughes, (B) notwithstanding any reletting, reentry or taking of possession, Lessor may at any time thereafter elect to terminate this Lease for a continuing Event of Default, and (C) no act or thing done by Lessor or any of its agents, representatives or employees and no agreement accepting a surrender of any Leased Property shall be valid unless the same be made in writing and executed by Lessor;

     (b) Lessor may (i) demand that the Lessees, and the Lessees shall upon the written demand of Lessor, return the Leased Properties promptly to Lessor in the manner and condition required by, and otherwise in accordance with all of the provisions of, Articles VI and XIV hereof as if the Leased Properties were being
               -----------     ---
returned at the end of the Lease Term, and Lessor shall not be liable for the reimbursement of any Lessee for any costs and expenses incurred by such Lessee in connection therewith and (ii) without prejudice to any other remedy which Lessor may have for possession of the Leased Properties, and to the extent and in the manner permitted by Applicable Law, enter upon any Leased Property and take immediate possession of (to the exclusion of the related Lessee) any Leased Property or any part thereof and expel or remove the related Lessee and any other person who may be occupying such Leased Property, by summary proceedings or otherwise, all without liability to any Lessee for or by reason of such entry or taking of possession, whether for the restoration of damage to property caused by such taking or otherwise and, in addition to Lessor's other damages, the Lessees shall be responsible for the actual and reasonable costs and expenses of reletting, including brokers' fees and the reasonable out-of-pocket costs of any alterations or repairs made by Lessor;

     (c) Lessor may demand, by written notice to Hughes, that the Lessees pay as liquidated damages for loss of a bargain and not as a penalty (the parties agreeing that the

Lessor's actual damages would be difficult to predict, but the aforementioned liquidated damages represent a reasonable approximation of such amount) an amount equal to sum of (A) the Permitted Lease Balances for all of the Leased Properties (or the Recourse Deficiency Amount pursuant to Section 13.4) and (B)
                                                          ------------
any amounts due under Section 7.6 of the Master Agreement. If the sum of the
                      -----------
Permitted Lease Balances for all of the Leased Properties and any amounts due under Section 7.6 of the Master Agreement equals the Lease Balance,
      -----------
the Lessees shall pay the Lease Balance, and the Lessor shall convey the Leased Property to the Lessees in accordance with Section 14.5. If the Lessees have not
                                           ------------
paid the Lease Balance pursuant to the foregoing sentence, and if the Lessor subsequently sells the Leased Properties, the net proceeds of such sale (that is, after deducting all costs and expenses incurred by the Lessor, the Agent or any Lender incident to holding, maintaining, insuring, securing and operating such Leased Properties and to such conveyance (including, without limitation, all costs, expenses, fees, premiums and taxes described in Section 14.5(b)))
                                                           ---------------
shall be distributed by the Lessor as follows: first to the Lessor in the amount
                                               -----
of the difference between (i) the Permitted Lease Balances of all of the Leased Properties and the amounts due under Section 7.6 of the Master Agreement, and
                                     -----------
(ii) the amount, if any, paid by the Lessees pursuant to the first sentence of this Section; second, to the extent the Lessees have made any payment pursuant
     -------  ------
to the first sentence of this Section, to the Lessees to reimburse them for such
                              -------
payment; third, to the Lessor in an amount equal to any portion of the Lease
         -----
Balance that remains unpaid and fourth, to Hughes or the Person or Persons
                                ------
otherwise legally entitled thereto the remaining amounts, if any.

     (d) Lessor may, at its option, not terminate this Lease, and continue to collect all Basic Rent, Supplemental Rent, and all other amounts (including, without limitation, the Funded Amount) due Lessor (together with all costs of collection) and enforce the Lessees' obligations under this Lease as and when the same become due, or are to be performed, and at the option of Lessor, upon any abandonment of any Leased Property by Lessee or re-entry of same by Lessor, Lessor may, in its sole and absolute discretion, elect not to terminate this Lease with respect thereto and may make such reasonable alterations and necessary repairs in order to relet such Leased Property, and relet such Leased Property or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as Lessor in its reasonable discretion may deem advisable; and upon each such reletting all rentals actually received by Lessor from such reletting shall be applied to the Lessees' obligations hereunder in such order, proportion and priority as Lessor may elect in Lessor's sole and absolute discretion. If such rentals received from such reletting during any Rent Period are less than the Rent to be paid during that Rent Period by the Lessees hereunder, the Lessees shall pay any deficiency, as reasonably calculated by Lessor, to Lessor on the Payment Date for such Rent Period;

     (e) Lessor may exercise any other right or remedy that may be available to it under Applicable Law, or proceed by appropriate court action (legal or equitable) to enforce the terms hereof or to recover damages for the breach hereof. Separate suits may be brought to collect any such damages for any Rent Period(s), and such suits shall not in any manner prejudice Lessor's right to collect any such damages for any subsequent Rent Period(s), or Lessor may defer any such suit until after the expiration of the Lease Term, in which event such suit shall be deemed not to have accrued until the expiration of the Lease Term; or

     (f) Lessor may retain and apply against Lessor's damages all sums which Lessor would, absent such Event of Default, be required to pay to, or turn over to, a Lessee pursuant to the terms of this Lease.

     Section XIII.2  Remedies Cumulative; No Waiver; Consents. To the extent
                     ----------------------------------------
permitted by, and subject to the mandatory requirements of, Applicable Law, each and every right, power and remedy herein specifically given to Lessor or otherwise in this Lease shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by Lessor, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any right, power or remedy. No delay or omission by Lessor in the exercise of any right, power or remedy or in the pursuit of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of any Lessee or to be an acquiescence therein. Lessor's consent to any request made by any Lessee shall not be deemed to constitute or preclude the necessity for obtaining Lessor's consent, in the future, to all similar requests. No express or implied waiver by Lessor of any Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Potential Event of Default or Event of Default. To the extent permitted by Applicable Law, each Lessee hereby waives any rights now or hereafter conferred by statute or otherwise that may require Lessor to sell, lease or otherwise use any Leased Property or part thereof in mitigation of Lessor's damages upon the occurrence of an Event of Default or that may otherwise limit or modify any of Lessor's rights or remedies under this Article
                                                                        -------
XIII.
----

     Section XIII.3  Purchase Upon an Event of Default. Upon the occurrence of
                     ---------------------------------
an Event of Default, until such time as Lessor commences material preparations for the sale or re-lease of the Leased Properties, the Lessees may purchase all, but not less than all, of the Leased Properties for the Lease Balance, including any amounts due pursuant to Section 7.5 of the Master Agreement. Such purchase shall be made in accordance with Section 14.5, upon not less than five (5)
                                 ------------
Business Days' written notice (which shall be irrevocable) to Lessor, which notice shall set forth the date of purchase (which shall be a date no later than thirty (30) Business Days from the date of such notice).

     Section XIII.4  Limitation on Liability.  Notwithstanding the provisions
                     -----------------------
of Section 13.1, the Lessees' recourse liability to Lessor as a consequence of
   ------------
the occurrence of a Limited Event of Default shall be limited to the payment by the Lessees of the Recourse Deficiency Amount; provided, however if Lessor used
                                               --------  -------
commercial reasonable standards in determining that such Limited Event of Default occurred, then the Lessor shall be entitled to exercise any of the remedies set forth in Section 13.1; and provided, further that if the sole
                      ------------      --------  -------
existing Event of Default is (i) an Event of Default under clause (f) of Article
                                                           ----------    -------
XII and the Funding Parties and their Affiliates, either collectively or
---
individually, have the ability to control (by vote or otherwise) whether such Indebtedness will become due prior to its stated maturity, (ii) an Event of Default pursuant to clause (n) of Article XII that is based on the
                    ----------    -----------
representation by Hughes set forth in the last sentence of Section 4.1(c) of the Master Agreement or in the last sentence of Section 4.1(s) of the Master Agreement or (iii) an Event of Default pursuant to clause (k)(ii) of Article XII
                                                   --------------    -----------
or clause (f) of Article XII resulting from a Cross Default, the Lessees'
   ----------    -----------
recourse liability to Lessor shall be limited to the payment by the Lessees of the Recourse Deficiency Amount.


                                 ARTICLE XIV.
             SALE, RETURN OR PURCHASE OF LEASED PROPERTY; RENEWAL
              ---------------------------------------------------

     Section XIV.1  Lessee's Option to Purchase.  (a) Subject to the terms,
                    ---------------------------
conditions and provisions set forth in this Article XIV, each Lessee shall have
                                            -----------
the option (the "Purchase Option"), to be exercised as set forth below, to
                 ---------------
purchase from Lessor, Lessor's interest in all of the Leased Properties; provided that, except as set forth in paragraph (b) below, such option must be
--------                              -------------
exercised with respect to all, but not less than all, of the Leased Properties under all of the Lease Supplements. Such option must be exercised by written notice to Lessor not later than twelve (12) months prior to the Lease Termination Date which notice shall be irrevocable; such notice shall specify the date that such purchase shall take place, which date shall be a date occurring not less than thirty (30) days after such notice or the Lease Termination Date (whichever is earlier). If the Purchase Option is exercised pursuant to the foregoing, then, subject to the provisions set forth in this
Article XIV, on the applicable purchase date or the Lease Termination Date, as
-----------
the case may be, Lessor shall convey to each Lessee, by special warranty deed and bill of sale, without recourse or warranty (other than as to the absence of Lessor Liens) and each Lessee shall purchase from Lessor, Lessor's interest in the Leased Properties leased by such Lessee.

     (b)  Subject to the terms, conditions and provisions set forth in this
Article XIV, each Lessee shall have the option (the "Partial Purchase Option"),
-----------                                          -----------------------
to be exercised as set forth below, to purchase from Lessor Lessor's interest in any Leased Property leased by such Lessee, provided that after giving effect to
                                           --------
such purchase, not less than one Leased Property remain subject to this Lease. Such option may be exercised by written notice to Lessor at any time prior to the last year of the term of this Lease, which notice shall be irrevocable; such notice shall specify the Leased Property to be purchased and the date that such purchase shall take place, which date shall be a date occurring not less than thirty (30) days after such notice. If a Partial Purchase Option is exercised pursuant to the foregoing, subject to the provisions set forth in this Article
                                                                       -------
XIV, on the applicable purchase date, Lessor shall convey to the related Lessee,
---
and such Lessee shall purchase from Lessor, Lessor's interest in the Leased Property that is the subject of such Partial Purchase Option pursuant to Section
                                                                         -------
14.5.
----

     Section XIV.2  Conveyance to Lessee.  Unless (a) the Lessees shall have
                    --------------------
properly exercised the Purchase Option and purchased the Leased Properties pursuant to Section 14.1(a) or 14.1(b) hereof, or (b) the Lessees shall have
            ---------------    -------
properly exercised the Remarketing Option and shall have fulfilled all of the conditions of Section 14.6 hereof, then, subject to the terms, conditions and
              ------------
provisions set forth in this Article XIV, each Lessee shall purchase from
                             -----------
Lessor, and Lessor shall convey to each Lessee, on the Lease Termination Date all of Lessor's interest in the Leased Properties leased to such Lessee. Any Lessee may designate, in a notice given to Lessor not less than ten (10) Business Days prior to the closing of such purchase, or any purchase pursuant to
Section 14.1(a) or (b) (time being of the essence), the transferee to whom the
---------------    ---
conveyance shall be made (if other than to such Lessee), in which case such conveyance shall (subject to the terms and conditions set forth herein) be made to such designee; provided, however, that such designation of a transferee shall
                  --------  -------
not cause any Lessee to be released, fully or partially, from any of its obligations under this Lease.

     Section XIV.3  [Reserved]

     Section XIV.4  Determination of Purchase Price.  Upon the purchase by the
                    -------------------------------
Lessees of Lessor's interest in the Leased Properties upon the exercise of the Purchase Option or pursuant to Section 14.2, the aggregate purchase price for
                               ------------
all of the Leased Properties shall be an amount equal to the Lease Balance as of the closing date for such purchase, including any amount due pursuant to Section 7.5(f) of the Master Agreement as a result of such purchase. Upon the purchase by a Lessee of Lessor's interest in a Leased Property upon the exercise of a Partial Purchase Option or pursuant to Section 10.1 or 10.2, the purchase price
                                       ------------    ----
for such Leased Property shall be an amount equal to the Leased Property Balance for such Leased Property as of the closing date for such purchase, including any amount due pursuant to Section 7.5(f) of the Master Agreement as the result of the purchase of such Leased Property.

     Section XIV.5  Purchase Procedure.  (a)  If a Lessee shall purchase
                    ------------------
Lessor's interest in a Leased Property pursuant to any provision of this Lease,
(i) such Lessee shall accept from Lessor and Lessor shall convey such Leased Property by a duly executed and acknowledged special warranty deed and quit claim bill of sale of such a Leased Property in recordable form, (ii) upon the date fixed for any purchase of Lessor's interest in Leased Property hereunder, the related Lessee(s) shall pay to the order of the Agent (or Lessor if the Loans have been paid in full) the Lease Balance or Leased Property Balance, as applicable, plus any amount due pursuant to Section 7.5 of the Master Agreement as a result of such purchase by wire transfer of immediately available funds,
(iii) Lessor will execute and deliver to the related Lessee such other documents, including releases, affidavits, termination agreements and termination statements, as may be legally required or as may be reasonably requested by Lessee in order to effect such conveyance, free and clear of Lessor Liens and the Liens of the Operative Documents and (iv) if such Leased Property is subject to a Ground Lease, Lessor will execute and deliver to the related Lessee an assignment or termination of such Ground Lease, as directed by such Lessee, in such form as may be reasonably requested by such Lessee, and such Lessee shall pay any amounts due with respect thereto under such Ground Lease.

     (b) Each Lessee shall, at such Lessee's sole cost and expense, obtain all required governmental and regulatory approval and consents and in connection therewith shall make such filings as required by Applicable Law; in the event that Lessor is required by Applicable Law to take any action in connection with such purchase and sale, the Lessees shall pay prior to transfer all reasonable out-of-pocket costs incurred by Lessor in connection therewith. Without limiting the foregoing, all costs incident to such conveyance, including, without limitation, each Lessee's attorneys' fees, Lessor's attorneys' fees, commissions, each Lessee's and Lessor's escrow fees, recording fees, title insurance premiums and all applicable documentary transfer or other transfer taxes and other taxes required to be paid in order to record the transfer documents that might be imposed by reason of such conveyance and the delivery of such deed shall be borne entirely by and paid by the Lessees.

     (c) Upon expiration or termination of this Lease resulting in conveyance of Lessor's interest in the title to the Leased Properties to the Lessees, there shall be no apportionment of rents (including, without limitation, water rents and sewer rents), taxes, insurance, utility charges or other charges payable with respect to the Leased Properties, all of such rents, taxes, insurance, utility or other charges due and payable with respect to the Leased Properties prior to termination being payable by the Lessees hereunder and all due after such time being payable by the Lessees as the then owners of the Leased Properties.

     Section XIV.6  Option to Remarket.  Subject to the fulfillment of each of
                    ------------------
the conditions set forth in this Section 14.6, the Lessees shall have the option
                                 ------------
to market all of, but not less than all of, the Leased Properties for Lessor (the "Remarketing Option").
      ------------------

     The Lessees' effective exercise and consummation of the Remarketing Option shall be subject to the due and timely fulfillment of each of the following provisions, the failure of any of which, unless waived in writing by Lessor and the Lenders, shall render the Remarketing Option and the Lessees' exercise thereof null and void, in which event, each Lessee shall be obligated to perform its obligations under Section 14.2.
                      ------------

          (a) Not later than twelve (12) months prior to the Lease Termination Date, Hughes shall give to Lessor and the Agent written notice of the Lessees' exercise of the Remarketing Option.

          (b) Not later than ten (10) Business Days prior to the Lease Termination Date, each Lessee shall deliver to Lessor and the Agent an environmental assessment of each Leased Property leased by it dated not more than one hundred eighty (180) days prior to the Lease Termination Date. Such environmental assessment shall be prepared by an environmental consultant selected by the related Lessee and reasonably satisfactory to the

     Required Funding Parties, shall be in form, detail and substance reasonably satisfactory to the Required Funding Parties, and shall otherwise indicate no degradation in environmental conditions beyond those described in the related Environmental Audit for which corrective action is required by Applicable Law and shall not include a recommendation for further investigation to make such determination.

          (c) On the date of Hughes' notice to Lessor and the Agent of the Lessees' exercise of the Remarketing Option, each of the Construction Conditions shall have been timely satisfied and no Event of Default or Potential Event of Default shall exist, and thereafter, no Event of Default or Potential Event of Default shall exist under this Lease.

          (d) Each Lessee shall have completed in all material respects all Alterations, restoration and rebuilding of the Leased Properties leased by it pursuant to Sections 6.1, 6.2, 10.3 and 10.4 (as the case may be) and
                    ------------  ---  ----     ----
     shall have fulfilled in all material respects all of the conditions and requirements in connection therewith pursuant to said Sections, in each
                                                           --------
     case by the date on which Lessor and the Agent receive Hughes' notice of the Lessees' exercise of the Remarketing Option (time being of the essence), regardless of whether the same shall be within such Lessee's control.

          (e) Upon request by the Agent, each Lessee shall promptly provide any maintenance records relating to each Leased Property leased by it to Lessor, the Agent and any potential purchaser, and shall otherwise do all things necessary to deliver possession of such Leased Property to the potential purchaser at the appropriate closing date. Each Lessee shall allow Lessor, the Agent and any potential purchaser reasonable access during normal business hours to any Leased Property for the purpose of inspecting the same.

          (f) On the Lease Termination Date, each Lessee shall surrender the Leased Properties leased by it in accordance with Section 14.8 hereof.
                                                       ------------

          (g) In connection with any such sale of the Leased Properties, each Lessee will provide to the purchaser all customary "seller's" indemnities reasonably requested by the potential purchaser (taking into account the location and nature of the Leased Properties), representations and warranties regarding title, absence of Liens (except Lessor Liens) and the condition of the Leased Properties. Each Lessee shall fulfill all of the requirements set forth in clause (b) of Section 14.5, and such requirements
                               ----------    ------------
     are incorporated herein by reference. As to Lessor, any such sale shall be made on an "as is, with all faults" basis without representation or warranty by Lessor, other than the absence of Lessor Liens.

          (h) In connection with any such sale of Leased Properties, each Lessee shall pay directly, and not from the sale proceeds, all prorations, credits, costs and expenses of the sale of the Leased Properties leased by it, whether incurred by Lessor, any Lender, the Agent or such Lessee, including without limitation, to the extent not paid by the purchaser, the cost of all title insurance, surveys, environmental reports, appraisals, transfer taxes, Lessor's and the Agent's attorneys' fees, such Lessee's attorneys' fees, commissions, escrow fees, recording fees, and all applicable documentary and other transfer taxes.

          (i) The Lessees, jointly and severally, shall pay to the Agent on the Lease Termination Date (or to such other Person as Agent shall notify Lessee in writing, or in the case of Supplemental Rent, to the Person entitled thereto) an amount equal to the Recourse Deficiency Amount, plus
                                                                          ----
     all accrued and unpaid Basic Rent and Supplemental Rent, and all other amounts hereunder which have accrued prior to or as of such date, in the type of funds specified in Section 3.3 hereof.
                                -----------

If the Lessees have exercised the Remarketing Option, the following additional provisions shall apply: During the period commencing on the date twelve (12) months prior to the scheduled expiration of the Lease Term, one or more of the Lessees shall, as nonexclusive agent for Lessor, use commercially reasonable efforts to sell Lessor's interest in the Leased Properties and will attempt to obtain the highest purchase price therefor. The costs of such marketing of the Leased Properties shall be paid through the sales proceeds. Lessee promptly shall submit all bids to Lessor and the Agent and Lessor; the Agent will have the right to review the same; and the Agent and Lessor will have the right to submit any one or more bids. All bids shall be on an all-cash basis. In no event shall such bidder be a Lessee or any Subsidiary or Affiliate of a Lessee. The written offer must specify the Lease Termination Date as the closing date. If, and only if, the aggregate selling price (net of closing costs, marketing costs and prorations, as reasonably estimated by the Agent) (the "Offer Price")
                                                                  -----------
is less than the Lease Balance at such time, then Lessor or the Agent may, in its sole and absolute discretion, by notice to Hughes, given within 30 days of receipt of such offer, reject such offer to purchase, in which event the parties will proceed according to the provisions of Section 14.7 hereof. If neither
                                            ------------
Lessor nor the Agent rejects such purchase offer as provided above, the closing of such purchase of the Leased Properties by such purchaser shall occur on the Lease Termination Date, contemporaneously with the Lessees' surrender of the Leased Properties in accordance with Section 14.8 hereof, and the gross proceeds
                                     ------------
of the sale (i.e., without deduction for any marketing, closing or other costs, prorations or commissions) shall be paid directly to the Agent (or Lessor if the Funded Amounts have been fully paid). The Agent shall distribute the proceeds derived from any such sale first, to the Lessor in an amount of the difference
                           -----
between (i) the Permitted Lease Balances and all amounts payable under Section
7.6 of the Master Agreement for all of the Leased Properties and (ii) the Recourse Deficiency Amount for all of the Leased Properties, if any, received by the Agent from the Lessees, second, to the extent the Lessees have paid the
                            ------
Recourse Deficiency Amount to the Agent, to the Lessees to reimburse them to the extent of its payment of the Recourse Deficiency Amount, third, to the Lessor in
                                                         ------
an amount equal to the remaining unpaid portion of the Lease Balance, and fourth, to Hughes or the Person or Persons otherwise legally entitled thereto the remaining amounts, if any.

     Section XIV.7  Rejection of Sale.  Notwithstanding anything contained
                    -----------------
herein to the contrary, if Lessor or the Agent rejects the purchase offer for the Leased Properties as provided in (and subject to the conditions set forth
in) Section 14.6, then the Agent shall have an appraisal done of the Leased
    ------------
Properties by an independent third party appraiser selected by the Agent, which appraiser shall determine the Fair Market Sales Value of the Leased Properties (such Fair Market Sales Value, less the cost of such appraisal, the "Appraised
                                                                     ---------
Value").  If (a) the Appraised Value shall be equal to or greater than the Offer
-----
Price and the Lessor in its sole discretion still elects to proceed with such sale or (b) the Appraised Value shall be less than the Offer Price, the Leased Properties shall be sold, and the proceeds of such sale shall be distributed, in accordance with Section 14.6. If the Appraised Value shall be equal to or
                ------------
greater than the Offer Price and the Lessor shall not have elected to sell the Leased Properties, (a) the Lessor shall refund to the Lessees the amount by which (i) the Recourse Deficiency Amount paid by the Lessees pursuant to Section
                                                                         -------
14.6(g) exceeds (ii) the amount by which (A) the Permitted Lease Balance exceeds
-------
(B) the Appraised Value, and (b) the Lessor shall retain title to the Leased Properties and shall retain all future proceeds of such Leased Properties free and clear of all claims of any Lessee.

     Section XIV.8  Return of Leased Property.  If Lessor retains title to any
                    -------------------------
Leased Property pursuant to Section 14.7 hereof, then each Lessee shall, on the
                            ------------
Lease Termination Date, and at its own expense, return possession of the Leased Properties leased by it to Lessor for retention by Lessor or, if the Lessees properly exercise the Remarketing Option and fulfill all of the conditions of
Section 14.6 hereof and neither Lessor nor the Agent rejects such purchase offer
------------
pursuant to Section 14.6, then each Lessee shall, on such Lease Termination
            ------------
Date, and at its own cost, transfer possession of the Leased Properties leased by it to the independent purchaser thereof, in each case by surrendering the same into the possession of Lessor or such purchaser, as the case may be, free and clear of all Liens other than Lessor Liens, in as good condition as it was on the Completion Date therefor in the case of new Construction, or the Funding Date (as modified by Alterations permitted by this Lease), ordinary wear and tear excepted, and in compliance in all material respects with Applicable Law. Each Lessee shall, on and within a reasonable time before and after the Lease Termination Date, cooperate with Lessor and the independent purchaser of any Leased Property leased by such Lessee in order to facilitate the ownership and operation by such purchaser of such Leased Property after the Lease Termination Date, which cooperation shall include the following, all of which such Lessee shall do on or before the Lease Termination Date or as soon thereafter as is reasonably practicable: providing all books and records regarding the related Lessee's maintenance of such Leased Property and all know-how, data and technical information relating thereto, providing a copy of the Plans and Specifications within the possession of such Lessee or Hughes, granting or assigning all licenses (to the extent assignable) necessary for the operation and maintenance of such Leased Property, and cooperating in seeking and obtaining all necessary Governmental Action. Each Lessee shall have also paid the cost of all Alterations commenced prior to the Lease Termination Date. The obligations of such Lessee under this Article XIV shall survive the expiration
                                      -----------
or termination of this Lease.

     Section XIV.9  Renewal.  Subject to the conditions set forth herein,
                    -------
Hughes may, by written notice to Lessor and the Agent given not later than twelve months and not earlier than sixteen months, prior to the end of the Base Term or the end of the first renewal term, as the case may be, request to renew this Lease for five years, commencing on the date following such Lease Termination Date, provided that in no event shall the Lease Term exceed fifteen
                  --------
(15) years. No later than the date that is 45 days after the date the request to renew has been delivered to each of Lessor and the Agent, the Agent will notify Hughes whether or not Lessor and the Lenders consent to such renewal request (which consent may be granted or denied in the Lessor's and each Lender's sole discretion and may be conditioned on such conditions precedent as may be specified by Lessor or such Lender). If the Agent fails to respond in such time frame, such failure shall be deemed to be a rejection of such request.

                                  ARTICLE XV.
                              LESSEE'S EQUIPMENT
                              ------------------

     After any repossession of any Leased Property (whether or not this Lease has been terminated), the related Lessee, at its expense and so long as such removal of such trade fixture, personal property or equipment shall not result in a violation of Applicable Law, shall, within a reasonable time after such repossession or within ninety (90) days after such Lessee's receipt of Lessor's written request (whichever shall first occur), remove all of such Lessee's trade fixtures, personal property and equipment from such Leased Property (to the extent that the same can be readily removed from such Leased Property without causing material damage to such Leased Property); provided, however, that such
                                                  --------  -------
Lessee shall not remove any such trade fixtures, personal property or equipment that has been financed by Lessor under the Operative Documents or otherwise constituting Leased Property (or that constitutes a replacement of such property). Any of a Lessee's trade fixtures, personal property and equipment not so removed by such Lessee within such period shall be considered abandoned by such Lessee, and title thereto shall without further act vest in Lessor, and may be appropriated, sold, destroyed or otherwise disposed of by Lessor without notice to any Lessee and without obligation to account therefor and the related Lessee will pay Lessor, upon written demand, all reasonable costs and expenses incurred by Lessor in removing, storing or disposing of the same and all costs and expenses incurred by Lessor to repair any damage to such Leased Property caused by such removal. Each Lessee will immediately repair at its expense all damage to such Leased Property caused by any such removal (unless such removal is effected by Lessor, in which event such Lessee shall pay all reasonable costs and expenses incurred by Lessor for such repairs). Lessor shall have no liability in exercising Lessor's rights under this Article XV, nor shall Lessor
                                                   ----------
be responsible for any loss of or damage to any Lessee's personal property and equipment.

                                 ARTICLE XVI.
                          RIGHT TO PERFORM FOR LESSEE
                          ---------------------------

     If any Lessee shall fail to perform or comply with any of its agreements contained herein and either such failure shall continue for a period of 10 or more days after notice to Hughes or to such Lessee by Lessor or the Agent or such failure has resulted in immediate material danger to any Leased Property or Lessor's or the Agent's interest therein, Lessor, upon reasonable notice to Hughes or such Lessee, may perform or comply with such agreement, and Lessor shall not thereby be deemed to have waived any default caused by such failure, and the amount of such payment and the amount of the expenses of Lessor (including actual and reasonable attorneys' fees and expenses) incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, shall be deemed Supplemental Rent, payable by the related Lessee to Lessor within ten (10) days after written demand therefor.


                                 ARTICLE XVII.
                                 MISCELLANEOUS
                                 -------------

     Section XVII.1  Reports.  To the extent required under Applicable Law and
                     -------
to the extent it is reasonably practical for a Lessee to do so, such Lessee shall prepare and file in timely fashion, or, where such filing is required to be made by Lessor or it is otherwise not reasonably practical for a Lessee to make such filing, Lessee shall prepare and deliver to Lessor (with a copy to the Agent) within a reasonable time prior to the date for filing and Lessor shall file, any material reports with respect to the condition or operation of such Leased Property that shall be required to be filed with any Governmental Authority.

     Section XVII.2  Binding Effect; Successors and Assigns; Survival.  The
                     ------------------------------------------------
terms and provisions of this Lease, and the respective rights and obligations hereunder of Lessor and the Lessees, shall be binding upon their respective successors, legal representatives and assigns (including, in the case of Lessor, any Person to whom Lessor may transfer any Leased Property or any interest therein in accordance with the provisions of the Operative Documents), and inure to the benefit of their respective permitted successors and assigns, and the rights granted hereunder to the Agent and the Lenders shall inure (subject to such conditions as are contained herein) to the benefit of their respective permitted successors and assigns. Each Lessee hereby acknowledges that Lessor has assigned all of its right, title and interest to, in and under this Lease to the Agent and the Lenders pursuant to the Loan Agreement and related Operative Documents, and that all of Lessor's rights hereunder may be exercised by the Agent.

     Section XVII.3  Quiet Enjoyment.  Lessor covenants that it will not
                     ---------------
interfere in the related Lessee's or any of its permitted sublessees' quiet enjoyment of the Leased Properties in accordance with this Lease during the Lease Term, so long as no Event of Default has occurred and is continuing. Such right of quiet enjoyment is independent of, and shall not affect, Lessor's rights otherwise to initiate legal action to enforce the obligations of the Lessees under this Lease.

     Section XVII.4  Notices.  Unless otherwise specified herein, all notices,
                     -------
offers, acceptances, rejections, consents, requests, demands or other communications to or upon the respective parties hereto shall be in writing and shall be deemed to have been given as set forth in Section 8.2 of the Master Agreement. All such notices, offers, acceptances, rejections, consents, requests, demands or other communications shall be addressed as follows or to such other address as any of the parties hereto may designate by written notice:

     If to Lessor:        Atlantic Financial Group, Ltd.
                          2808 Fairmount
                          Suite 250
                          Dallas, Texas 75201
                          Attn:  Stephen Brookshire
                          Facsimile:  214/871-2799

     If to Hughes
     or any other Lessee: Hughes Supply, Inc.
                          20 North Orange Avenue, Suite 200
                          Orlando, Florida 32801
                          Attn: Mark Scimeca, Esq., Associate General Counsel
                          Facsimile:  407/649-3018

     with a copy to:   Lowndes, Drosdick, Doster, Kantor & Reed, P.A.
                          450 South Orange Avenue, 8th Floor
                          Orlando, Florida 32801
                          Attn: Kathi Borkholder, Esq.
                          Facsimile:  407/843-4444

     If to Agent:         SunTrust Bank
                          200 South Orange Avenue
                          Mail Code 1106
                          Orlando, Florida 32801
                          Attn:  Bill Barr
                          Facsimile:  407/237-4076

     with a copy to:   SunTrust Equitable Securities Corporation
                         303 Peachtree Street, 24th Floor
                         MC 3951
                         Atlanta, Georgia 30308
                         Attn:  Robert Kennedy
                         Facsimile:  404/230-1344

     If to a Lender, to the address provided in the Master Agreement.

     Section XVII.5  Severability.  Any provision of this Lease that shall be
                     ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction, and Lessee shall remain liable to perform its obligations hereunder except to the extent of such unenforceability. To the extent permitted by Applicable Law, each Lessee hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

     Section XVII.6  Amendment; Complete Agreements.  Neither this Lease nor
                     ------------------------------
any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, except by an instrument in writing signed by Lessor and Hughes in accordance with the provisions of Section 8.4 of the Master Agreement. This Lease, together with the applicable Lease Supplement and the other Operative Documents, is intended by the parties as a final expression of their lease agreement and as a complete and exclusive statement of the terms thereof, all negotiations, considerations and representations between the parties having been incorporated herein and therein. No course of prior dealings between the parties or their officers, employees, agents or Affiliates shall be relevant or admissible to supplement, explain, or vary any of the terms of this Lease or any other Operative Document. Acceptance of, or acquiescence in, a course of performance rendered under this or any prior agreement between the parties or their Affiliates shall not be relevant or admissible to determine the meaning of any of the terms of this Lease or any other Operative Document. No representations, undertakings, or agreements have been made or relied upon in the making of this Lease other than those specifically set forth in the Operative Documents.

     Section XVII.7  Construction.  This Lease shall not be construed more
                     ------------
strictly against any one party, it being recognized that both of the parties hereto have contributed substantially and materially to the preparation and negotiation of this Lease.

     Section XVII.8  Headings.  The Table of Contents and headings of the
                     --------
various Articles and Sections of this Lease are for convenience of reference only and shall not modify, define or limit any of the terms or provisions hereof.

     Section XVII.9  Counterparts.  This Lease may be executed by the parties
                     ------------
hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section XVII.10 GOVERNING LAW.  THIS LEASE SHALL IN ALL RESPECTS BE
                      -------------
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE

STATE OF FLORIDA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, EXCEPT AS TO MATTERS RELATING TO THE CREATION OF THE LEASEHOLD OR MORTGAGE ESTATES HEREUNDER, AND THE EXERCISE OF RIGHTS AND REMEDIES WITH RESPECT THERETO, WHICH SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATES IN WHICH SUCH ESTATES ARE LOCATED.

     Section XVII.11  Discharge of Lessee's Obligations by its Subsidiaries or
                      --------------------------------------------------------
Affiliates.  Lessor agrees that performance of any Lessee's obligations
----------
hereunder by one or more of such Lessee's Subsidiaries or Affiliates shall constitute performance by Lessee of such obligations to the same extent and with the same effect hereunder as if such obligations were performed by such Lessee, but no such performance shall excuse any Lessee from any obligation not performed by it or on its behalf under the Operative Documents.

     Section XVII.12  Liability of Lessor Limited.  Except as otherwise
                      ---------------------------
expressly provided below in this Section 17.12, it is expressly understood and
                                 -------------
agreed by and between each Lessee, Lessor and their respective successors and assigns that nothing herein contained shall be construed as creating any liability of Lessor or any of its Affiliates or any of their respective officers, directors, employees or agents, individually or personally, for any failure to perform any covenant, either express or implied, contained herein, all such liability (other than that resulting from Lessor's gross negligence or willful misconduct, except to the extent imputed to Lessor by virtue of any Lessee's action or failure to act), if any, being expressly waived by each Lessee and by each and every Person now or hereafter claiming by, through or under any Lessee, and that, so far as Lessor or any of its Affiliates or any of their respective officers, directors, employees or agents, individually or personally, is concerned, each Lessee and any Person claiming by, through or under any Lessee shall look solely to the right, title and interest of Lessor in and to the Leased Properties and any proceeds from Lessor's sale or encumbrance thereof (provided, however, that no Lessee shall be entitled to any double
         --------  -------
recovery) for the performance of any obligation under this Lease and under the Operative Documents and the satisfaction of any liability arising therefrom (other than that resulting from Lessor's gross negligence or willful misconduct, except to the extent imputed to Lessor by virtue of any Lessee's action or failure to act).

     Section XVII.13  Estoppel Certificates.  Each party hereto agrees that at
                      ---------------------
any time and from time to time during the Lease Term, it will promptly, but in no event later than thirty (30) days after request by the other party hereto, execute, acknowledge and deliver to such other party or to any prospective purchaser (if such prospective purchaser has signed a commitment or letter of intent to purchase any Leased Property or any part thereof or any Note), assignee or mortgagee or third party designated by such other party, a certificate stating (a) that this Lease is unmodified and in force and effect (or if there have been modifications, that this Lease is in force and effect as modified, and identifying the modification agreements); (b) the date to which Basic Rent has been paid; (c) whether or not there is any existing default by any Lessee in the payment of Basic Rent or any other sum of money hereunder, and whether or not there is any other existing default by either party with respect to which a notice of default has been served, and, if there is any such default, specifying the nature and extent thereof; (d) whether or not, to the knowledge of the signer, there are any setoffs, defenses or counterclaims against enforcement of the obligations to be performed hereunder existing in favor of the party executing such certificate and (e) other items that may be reasonably requested; provided that no such certificate
                                              --------
may be requested unless the requesting party has a good faith reason for such request.

     Section XVII.14  No Joint Venture.  Any intention to create a joint
                      ----------------
venture, partnership or other fiduciary relationship between Lessor and any Lessee is hereby expressly disclaimed.

     Section XVII.15  No Accord and Satisfaction.  The acceptance by Lessor of
                      --------------------------
any sums from any Lessee (whether as Basic Rent or otherwise) in amounts which are less than the amounts due and payable by the Lessees hereunder is not intended, nor shall be construed, to constitute an accord and satisfaction of any dispute between Lessor and any Lessee regarding sums due and payable by any Lessee hereunder, unless Lessor specifically deems it as such in writing.

     Section XVII.16  No Merger.  In no event shall the leasehold interests,
                      ---------
estates or rights of any Lessee hereunder, or of the holder of any Notes secured by a security interest in this Lease, merge with any interests, estates or rights of Lessor in or to the Leased Properties, it being understood that such leasehold interests, estates and rights of each Lessee hereunder, and of the holder of any Notes secured by a security interest in this Lease, shall be deemed to be separate and distinct from Lessor's interests, estates and rights in or to the Leased Properties, notwithstanding that any such interests, estates or rights shall at any time or times be held by or vested in the same person, corporation or other entity.

     Section XVII.17  Survival.  The obligations of the parties to be
                      --------
performed under this Lease prior to the Lease Termination Date and the obligations of the parties pursuant to Articles III, X, XI, XIII, Sections 14.2,
                                       -------- ---  -  --  ----  -------------
14.3, 14.4, 14.5, 14.8, Articles XV, and XVI, and Sections 17.10 and 17.12 shall
----  ----  ----  ----  -------- --      ---      --------------     -----
survive the expiration or termination of this Lease. The extension of any applicable statute of limitations by Lessor, any Lessee, the Agent or any Indemnitee shall not affect such survival.

     Section XVII.18  Chattel Paper.  To the extent that this Lease constitutes
                      -------------
chattel paper (as such term is defined in the Uniform Commercial Code in any applicable jurisdiction), no security interest in this Lease may be created through the transfer or possession of any counterpart other than the sole original counterpart, which shall be identified as the original counterpart by the receipt of the Agent.

     Section XVII.19  Time of Essence.  Time is of the essence of this Lease.
                      ---------------

     Section XVII.20  Recordation of Lease.    Each Lessee will, at its expense,
                      --------------------
cause this Lease or a memorandum of lease in form and substance reasonably satisfactory to Lessor and such Lessee (if permitted by Applicable Law) to be recorded in the proper office or offices in the States and the municipalities in which the Land is located.

     Section XVII.21  Investment of Security Funds.  The parties hereto agree
                      ----------------------------
that any amounts not payable to a Lessee pursuant to any provision of Article
                                                                      -------
VIII, X or XIV or this Section 17.21 shall be held by the Agent (or Lessor if
----  -    ---         -------------
the Loans have been fully paid) as security for the obligations of the Lessees under this Lease and the Master Agreement and of Lessor under the Loan Agreement. At such time as such amounts are payable to the Lessee, such amounts, net of any amounts previously applied to the Lessees' obligations hereunder or under the Master Agreement (which application is hereby agreed to by Lessee), shall be paid to the related Lessee. Any such amounts which are held by the Agent (or Lessor if the Loans have been fully paid) pending payment to a Lessee shall until paid to such Lessee, as provided hereunder or until applied against the Lessees' obligations herein and under the Master Agreement and distributed as provided in the Loan Agreement or herein (after the Loan Agreement is no longer in effect) in connection with any exercise of remedies hereunder, be invested by the Agent or Lessor, as the case may be, as directed from time to time in writing by Lessee (provided, however, if an Event of
                                        --------  -------
Default has occurred and is continuing it will be directed by the Agent or, if the Loans have been fully paid, Lessor) and at the expense and risk of the Lessees, in Permitted Investments. Any gain (including interest received) realized as the result of any such investment (net of any fees, commissions and other expenses, if any, incurred in connection with such investment) shall be applied in the same manner as the principal invested. Lessee upon demand shall pay to the Agent or Lessor, as appropriate, the amount of any loss incurred in connection with all such investments and the liquidation thereof.

     Section XVII.22  Ground Leases.  Each Lessee will, at its expense, timely
                      -------------
perform all of the obligations of Lessor, in its capacity as ground lessee, under each Ground Lease and, if requested by Lessor, shall provide satisfactory evidence to Lessor of such performance.

     Section XVII.23  Land and Building.  If the cost of the Raw Land related
                      -----------------
to any Leased Property exceeds 25% of the projected Leased Property Balance for such Leased Property as set forth in the Construction Budget for such Leased Property, the Raw Land and the Building related to such Leased Property shall be leased under separate Lease Supplements. If any Building and the Raw Land on which such Building is located are subject to separate Lease Supplements, at any time that the related Lessee exercises an option to purchase such Building or such Raw Land, or to renew this Lease with respect to such Building or such Raw Land, or purchases such Building or such Land as a result of an Event of Loss, an Event of Taking or an Event of Default, such purchase or renewal shall be made simultaneously with respect to all of such Building and such Raw Land. In the event that the Remarketing Option is exercised pursuant to Section 14.6, the
                                                               ------------
amount paid by the related Lessee pursuant to Section 14.6 shall be
                                              ------------
determined separately for the Raw Land and Building thereon if such Raw Land and Building are leased under separate Lease Supplements.

     Section XVII.24  Joint and Several.  Each obligation of each Lessee
                      -----------------
hereunder shall be a joint and several obligation of all of the Lessees.

     Section XVII.25  IDB Documentation.  If any Leased Property is subject to
                      -----------------
an IDB Lease, this Lease shall be deemed to be a sublease. Each Lessee hereby agrees to perform all of its obligations and all obligations of Lessor under all IDB Documentation related to any Leased Property. In the event that a Lessee purchases any Leased Property that is the subject of IDB Documentation, such Lessee shall prepay, or cause to be prepaid, the Bonds related to such Leased Property or shall assume all obligations of the Lessor related to such IDB Documentation and cause the Lessor to be released therefrom pursuant to documentation reasonably satisfactory to the Lessor.



                           [Signature page follows]

     IN WITNESS WHEREOF, the undersigned have each caused this Lease Agreement to be duly executed and delivered and attested by their respective officers thereunto duly authorized as of the day and year first above written.



Witnessed:                          HUGHES SUPPLY, INC., as a Lessee


By: ________________________        By:________________________________
     Name:________________             Name:__________________________
                                       Title:__________________________
By: ________________________
     Name:________________

                                    ATLANTIC FINANCIAL GROUP, LTD.,
                                    as Lessor

                                    By:  Atlantic Financial Managers,
                                         Inc., its General Partner
Witnessed:

By: _______________________         By:________________________________
  Name:___________________             Name: Stephen Brookshire
                                       Title: President

By: _______________________
  Name:___________________

STATE OF FLORIDA    )
                    )  ss.:
COUNTY OF ORANGE    )


     The foregoing instrument was acknowledged before me this _____ day of __________, 2001, by __________, as ___________, of HUGHES SUPPLY, INC., a
Florida corporation, on behalf of said corporation. He is personally known to me and did not take an oath.


[Notarial Seal]               ____________________________________
                                    Notary Signature


                                    Printed Name
                                    Notary Public, State of Florida
                                    Commission Number:
                                    My commission expires:

STATE OF _________________  )
                            )  ss.:
COUNTY OF ________________  )


     The foregoing Lease Agreement was acknowledged before me, the undersigned Notary Public, in the County of ______________, ____ ____, this _____ day of __________, _______________, by _____________________, as ____________________
of Atlantic Financial Group, Ltd., on behalf of such partnership.



[Notarial Seal]               ___________________________
                                    Notary Public


My commission expires: ______________

Receipt of this original counterpart of the foregoing Lease is hereby acknowledged as of the date hereof.

                                    SUNTRUST BANK,
                                    as the Agent


                                    By:______________________________
                                       Name:_________________________
                                       Title:________________________

Recording requested by                                              EXHIBIT A TO
and when recorded mail to:                                             THE LEASE
                                                                    ------------

____________________________
____________________________
____________________________
____________________________



- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                LEASE SUPPLEMENT NO. __ AND MEMORANDUM OF LEASE

     THIS LEASE SUPPLEMENT NO. __ AND MEMORANDUM OF LEASE (this "Lease
                                                                 -----
Supplement") dated as of [                ], between ATLANTIC FINANCIAL GROUP,
----------
LTD., as  lessor (the "Lessor"), and [HUGHES SUPPLY, INC., a Florida
                       ------
corporation,] as lessee (the "Related Lessee").
                              --------------

     WHEREAS Lessor is the owner of the Land described on Schedule I hereto and
                                                          ----------
wishes to lease the Land together with any Building and other improvements thereon or which thereafter may be constructed thereon pursuant to the Lease to Lessee; and

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1.  Definitions; Interpretation.  For purposes of this Lease
                 ---------------------------
Supplement, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in Appendix A to the Master Lease Agreement, dated as of June 22, 2001 (as amended and supplemented from time to time, the

"Lease"), among the Lessees named therein and Lessor; and the rules of
------
interpretation set forth in Appendix A to the Lease shall apply to this Lease Supplement.

     SECTION 2.  The Properties.  Attached hereto as Schedule I is the
                 --------------
description of certain Land (the "Subject Property").  Effective upon the
                                  ----------------
execution and delivery of this Lease Supplement by Lessor and Lessee, such Land, together with any Building and other improvements thereon or which thereafter may be constructed thereon shall be subject to the terms and provisions of the Lease and Lessor hereby grants, conveys, transfers and assigns to the Related Lessee those interests, rights, titles, estates, powers and privileges provided for in the Lease with respect to the Subject Property.

     SECTION 3.  Amendments to Lease with Respect to Subject Property.
                 ----------------------------------------------------
Effective upon the execution and delivery of this Lease Supplement by Lessor and the Related Lessee, the following terms and provisions shall apply to the Lease with respect to the Subject Property:

                       [Insert Applicable Sections per Local Law as contemplated by the Master Agreement]

     SECTION 4.  Recourse Deficiency Percentage.  The Recourse Deficiency
                 ------------------------------
Percentage for the Subject Property is __%.

     SECTION 5.  Ratification; Incorporation.  Except as specifically modified
                 ---------------------------
hereby, the terms and provisions of the Lease are hereby ratified and confirmed and remain in full force and effect. The terms of the Lease (as amended by this Lease Supplement) are by this reference incorporated herein and made a part hereof.

     SECTION 6.  Original Lease Supplement.  The single executed original of
                 -------------------------
this Lease Supplement marked "THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART" on the signature page thereof and containing the receipt of the Agent therefor on or following the signature page thereof shall be the original executed counterpart of this Lease Supplement (the "Original Executed
                                                    -----------------
Counterpart").  To the extent that this Lease Supplement constitutes chattel
-----------
paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease Supplement may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.

     SECTION 7.  GOVERNING LAW.  THIS LEASE SUPPLEMENT SHALL BE GOVERNED BY AND
                 -------------
CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF FLORIDA, BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAW RULES OF SUCH STATE, EXCEPT AS TO MATTERS RELATING TO THE CREATION OF THE LEASEHOLD AND MORTGAGE ESTATES HEREUNDER, AND THE EXERCISE OF RIGHTS AND REMEDIES WITH RESPECT THERETO, WHICH SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE IN WHICH SUCH ESTATES ARE LOCATED.

     SECTION 8.  Counterpart Execution.  This Lease Supplement may be executed
                 ---------------------
in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one and the same instrument.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Lease Supplement to be duly executed by an officer thereunto duly authorized as of the date and year first above written.

Witnessed:                          ATLANTIC FINANCIAL GROUP, LTD.,
                                    as the Lessor

By:_______________________          By: Atlantic Financial Managers,
   Name:                                 Inc., its General Partner


By:_______________________            By:____________________________
   Name:                                 Name:
                                         Title:

Witnessed:                            [HUGHES SUPPLY, INC.], as Related
Lessee


By: ______________________            By:_____________________________
    Name:                                Name:
                                         Title:
By: ______________________
    Name:

STATE OF _________________  )
                            )  ss.:
COUNTY OF ________________  )


     The foregoing Lease Supplement was acknowledged before me, the undersigned Notary Public, in the County of ______________, ____ ____, this _____ day of __________, _______________, by _____________________, as ____________________
of Atlantic Financial Group, Ltd., on behalf of such partnership.



[Notarial Seal]               ___________________________
                                    Notary Public


My commission expires:  _____________

STATE OF FLORIDA    )
                    )  ss.:
COUNTY OF ORANGE    )


     The foregoing instrument was acknowledged before me this _____ day of __________, 2001, by ____, as ______, of HUGHES SUPPLY, INC., a Florida
corporation, on behalf of said corporation. He is personally known to me and did not take an oath.


[Notarial Seal]               ______________________________
                              Notary Signature

                              ______________________________
                              Printed Name
                              Notary Public, State of Florida
                              Commission Number:
                              My commission expires:

Receipt of this original counterpart of the foregoing Lease Supplement is hereby acknowledged as of the date hereof.

                                    SUNTRUST BANK,
                                    as the Agent


                                    By: __________________________
                                        Name:
                                        Title: